Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.0                    Enron Corp.                               (40,162,616,133)                -      49,737,402  (40,610,000,255)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1                    Atlantic Commercial   100%                 (2,497,328,973)  (2,505,087,945)               -     (32,709,736)
                       Finance, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.1                  Atlantic Commercial   100%                               -                -               -                -
                       Finance B.V. i.l.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.2                  Atlantic India        100%                     (3,187,689)      (3,187,690)               -      (3,776,547)
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.2.1                Enron B.V.            100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.3                  EDC Atlantic Ltd.     100%                        (52,387)         (52,388)               -         (26,282)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4                  Enron Asia            100%                   (598,232,932)    (598,284,749)               -     (37,340,036)
                       Pacific/Africa/China
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1                Enron Development     100%                   (388,439,673)    (388,439,677)               -    (102,979,923)
                       Funding Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1              Prisma Energy         Atlantic               1,861,081,310    1,797,394,624               -     (26,429,796)
                       International Inc.    Commercial
                       (NOTE:THE             Finance, Inc. -
                       SUBSIDIARIES OF       0.7164%
                       THIS ENTITY WERE      Enron Brazil
                       MOVED INTO THIS       Power Holdings I,
                       GROUP DURING 2004)    Ltd. - 0.0002%
                                             Enron Brazil
                                             Power Holdings
                                             XI, Ltd. - 0.0001%
                                             Enron Brazil
                                             Power Investments
                                             XI, Ltd. - 0.0001%
                                             Enron Caribbean
                                             Basin, LLC -
                                             2.1386%
                                             Enron Caribe VI
                                             Holdings Ltd. -
                                             0.0001%
                                             Enron Corp. -
                                             8.2533%
                                             Enron Development
                                             Funding Ltd.
                                             (29.7419%)
                                             Enron do Brazil
                                             Holdings Ltd. -
                                             0.0006%
                                             Enron Engineering
                                             & Construction
                                             Company - 0.0777%
                                             Enron Expat
                                             Services Inc. -
                                             0.0001%
                                             Enron Global
                                             Power & Pipelines
                                             LLC - 4.0899%
                                             Enron
                                             International
                                             Asset Management
                                             Corp. - 0.3320%
                                             Enron
                                             International
                                             Korea Holdings
                                             Corp. - 19.7883%
                                             Enron Power Corp.
                                             - 0.0981%
                                             Enron South
                                             America LLC -
                                             9.0342%
                                             ET Power 3 LLC -
                                             17.5474%
                                             Paulista
                                             Electrical
                                             Distribution, LLC
                                             - 0.001%
                                             The Protane
                                             Corporation -
                                             7.0650%
                                             Nowa Sarzyna
                                             Holding B.V. -
                                             1.1158%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.1            Blackbird S.a.r.l.    100%                       6,217,361                -               -      (7,403,153)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.1.1          Enron Poland          Prisma Energy            (5,995,793)        7,741,807               -     (15,846,577)
                       Investment B.V.       International
                                             Inc. - 50%
                                             Blackbird
                                             S.a.r.l.- 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.1.1.1        Elektrocieplownia     %                          1,309,745      (2,382,475)               -      (6,812,433)
                       Nowa Sarzyna Sp. z
                       o.o
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2            Bolivia Holdings      100%                      62,059,701       87,389,898               -              (1)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1          *Prisma Energy        100%                      23,677,093       23,677,093               -        (260,646)
                       Transportadora
                       Holdings Ltd. fka
                       Enron
                       Transportadora
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.1        *Prisma Energy        100%                    (15,853,138)     (15,853,138)               -     (37,711,006)
                       America do Sul
                       Services Holdings
                       Ltd. fka Enron
                       Brazil Services Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.2        *Prisma Energy        100%                    (20,077,833)     (20,077,834)               -     (27,097,012)
                       America do Sul
                       Holdings Ltd., fka
                       Enron Brazil Power
                       Holdings II Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.2.1      *Prisma Energy        100%                       (211,486)        (211,485)               -         (61,927)
                       America do Sul
                       Services Ltd. fka
                       Enron Brazil Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.2.1.1    Enron America do      100%                      10,089,819       10,032,290               -     (15,150,437)
                       Sul Ltda.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.2.1.1.1  Enron America do      100%                               -                -               -                -
                       Sul Ltda. - Rio
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.2.1.1.2  Enron America do      100%                               -                -               -                -
                       Sul Ltda. -
                       Salvador Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.2.2      *Prisma Energy        100%                        (57,891)         (57,890)               -         (74,505)
                       America do Sul
                       Ltd., fka Enron
                       Brazil Power
                       Investments II Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.3        TR Holdings Ltda.     Prisma Energy                      -                -               -                -
                                             Transportadora
                                             Holdings Ltd. -
                                             50%
                                             Shell Gas Latin
                                             America B.V. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.3.1      Transporte de         TR Holdings                        -                -               -                -
                       Hidrocarburos S.A.    Ltda.- 50%
                       (Transredes S.A.)     Bolivian Pension
                                             Fund - 34%
                                             Other investors -
                                             16%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.3.1.1    Transredes do         Transporte de                      -                -               -                -
                       Brasil Ltda.          Hidrocarburos
                                             S.A. (Transredes
                                             S.A.) - 99%
                                             TR Holdings Ltda
                                             - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.3.1.1.1  Transportadora        Transredes do                      -                -               -                -
                       Brasileira Gasoduto   Brasil Ltda. - 12%
                       Bolivia - Brasil      Petrobras Gas
                                             S.A. - 51%
                                             BBPP Holdings
                                             Ltda. - 29%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.2.1.4        TR Holdings           Prisma Energy                      -                -               -                -
                       (Bolivia) C.V.        Transportadora
                                             Holdings Ltd. -
                                             50%
                                             Shell Gas Latin
                                             America B.V. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3            Enron Caribe III      100%                    (83,254,774)     (83,254,773)               -    (109,907,419)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1          Enron Internacional   100%                    (38,913,805)     (39,229,997)               -     (72,168,951)
                       Panama, S.A
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1        Bahia Las Minas       Enron                     80,312,461       80,443,210               -      (7,173,427)
                       Corp.                 Internacional
                                             Panama, S.A - 51%
                                             Republic of
                                             Panama - 48.484%
                                             Former and
                                             Present Employees
                                             - 0.172%
                                             Treasury Stock -
                                             0.232%
                                             Other investors -
                                             0.112%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3            Enron International   100%                     243,992,449      243,992,450               -          (6,598)
                       Korea Holdings
                       Company Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1          Enron International   100%                     289,703,946      243,997,963               -      (2,156,274)
                       Korea LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1        SK-Enron Co., Ltd.    Enron                              -                -               -                -
                                             International
                                             Korea LLC - 50%
                                             SK Corporation -
                                             50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.1      Chonnam City Gas      100%                               -                -               -                -
                       Co., Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.2      Choongnam City Gas    100%                               -                -               -                -
                       Co., Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.3      Chongju City Gas      100%                               -                -               -                -
                       Co., Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.4      Daehan City Gas       SK-Enron Co.,                      -                -               -                -
                       Co., Ltd.             Ltd. - 40%
                                             Multiple
                                             investors - 60%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.4.1    Daehan City Gas       100%                               -                -               -                -
                       Engineering Co.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.5      Iksan City Gas Co.,   SK-Enron Co.,                      -                -               -                -
                       Ltd.                  Ltd. - 51%
                                             Kangwon City Gas
                                             Co., Ltd. - 49%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.6      Iksan Energy Co.,     SK-Enron Co.,                      -                -               -                -
                       Ltd.                  Ltd. - 86.84%
                                             Choongnam City
                                             Gas Co., Ltd. -
                                             13.16%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.7      Kangwon City Gas      SK-Enron Co.,                      -                -               -                -
                       Co., Ltd.             Ltd. - 86.50%
                                             Choongnam City
                                             Gas Co., Ltd. -
                                             13.50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.8      Kumi City Gas Co.,    100%                               -                -               -                -
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.9      Pohang City Gas       100%                               -                -               -                -
                       Co., Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.10     Pusan City Gas Co.,   SK-Enron Co.,                      -                -               -                -
                       Ltd.                  Ltd. - 40%
                                             Daehan City Gas
                                             Co., Ltd. - 7.84%
                                             Dong-il
                                             Rubber-Belt Ltd.
                                             - 5.87%
                                             Public
                                             shareholders -
                                             46.24%
                                             Treasury stock -
                                             0.05%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.10.1   Pusan City Gas        Pusan City Gas                     -                -               -                -
                       Development Co.       Co., Ltd. - 51%
                                             Multiple
                                             investors - 49%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.3.1.1.11     SK Gas Co., Ltd.      Pusan City Gas                     -                -               -                -
                                             Co., Ltd. - 45.53%
                                             Treasury stock -
                                             8.11%
                                             LG-Caltex Oil -
                                             8.14%
                                             S-Oil - 6.12%
                                             Dong-Wong
                                             Securities - 4.94%
                                             Shin-Hweng
                                             Securities - 2.92%
                                             SK-Global - 0.35%
                                             Publicly Traded
                                             shares - 23.89%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.4            Enron Reserve 7       100%                        (27,440)         (27,441)               -        (582,115)
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.4.1          Enron (Bolivia)       Enron Reserve 7           13,346,811       13,346,812               -     (12,866,843)
                       C.V.                  B.V. - 1% GP
                                             Bolivia Holdings
                                             Ltd. - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.4.1.1        Enron (Bolivia)       100%                       (781,642)        (781,642)               -      (1,455,400)
                       C.V. - Bolivian
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.4.1.2        Gas Transboliviano    Enron (Bolivia)                    -                -               -                -
                       S.A.                  C.V. - 17%
                                             Shell Gas Latin
                                             America B.V. - 17%
                                             Transredes -
                                             Transporte de
                                             Hidrocarburos
                                             S.A. - 51%
                                             EPEB B Company
                                             (El Paso) - 2%
                                             Petrobras Gas
                                             S.A. (Gaspetro) -
                                             11%
                                             BG Overseas
                                             Holdings Ltd.
                                             (British Gas) 2%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.5            Enron Subic Power     100%                         375,040          697,427               -        (215,834)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.6            Mesquite Holdings     100%                     119,902,791       14,576,500               -         (19,066)
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.6.1          Enron Dutch           Mesquite Holdings            (8,335)          (5,262)               -                -
                       Investment No. 2      B.V.- 99.99%
                                             Enron Europe LLC
                                             - 0.01%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.6.2          Enron Turkey Energy   100%                       1,222,142        1,222,142               -          (7,264)
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.6.2.1        Enron Power           Enron Turkey              73,353,422       73,353,435               -      (4,644,094)
                       Holdings C.V.         Energy B.V.-1% GP
                                             Mesquite Holdings
                                             B.V. - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.6.2.1.1      Enron Power           100%                   (148,859,522)    (147,590,462)               -    (215,848,830)
                       Holdings (Turkey)
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.6.2.1.1.1    Trakya Elektrik       Enron Power            (110,654,831)     (92,786,833)               -     (84,086,045)
                       Uretim ve Ticaret     Holdings (Turkey)
                       A.S.                  B.V.- 50%
                                             Wing
                                             International,
                                             Ltd. - 9%
                                             Midlands
                                             Generation
                                             (Overseas)
                                             Limited - 31%
                                             GAMA Enerji A.S.
                                             - 8%
                                             GAMA Holding A.S.
                                             - 2%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.6.2.1.1.2    Wing Turkey, LLC      100%                      11,390,344       11,106,825               -                -
                       (acquired 9/22/2004)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.6.2.1.1.2.1  Wing International,   Wing Turkey, LLC          11,505,384       11,505,384               -      (3,293,637)
                       Ltd. (acquired        - 99%
                       9/22/2004 )           Enron Power
                                             Holdings (Turkey)
                                             B.V. - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7            *PEI International    100%                      30,239,764       23,705,480               -         (77,112)
                       Americas LLC, fka
                       Enron International
                       Americas LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.1          Enron Panama          100%                       5,519,903        5,519,903               -      (1,613,507)
                       Management Services
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.2          Enron Electricidad    PEI International            631,401          631,402               -                -
                       de Nicaragua, S.A.    Americas LLC -
                                             99.8%
                                             Nominee
                                             Shareholders -
                                             0.2%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.3          *PEI Transredes       100%                       (111,824)        (111,825)               -      (2,140,385)
                       Services LLC, fka
                       Enron Transredes
                       Services L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.4          PEI Accroven          100%                           6,237            6,237               -          (3,383)
                       Services B.V.
                       (acquired 8/31/2004)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.5          PEI Philippines       100%                               -                -               -                -
                       Services LLC
                       (incorporated
                       4/26/2004)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.6          PEI Venezuela         100%                         431,940                -               -              (1)
                       Services
                       LLC(incorporated
                       4/2/2004)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.7          EI Puerto Rico        100%                      17,157,892       23,539,221               -      (1,285,069)
                       Operations Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.8          Enron Cuiaba          100%                               -                -               -                -
                       Pipeline Services
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.9          Enron Cuiaba          100%                               -                -               -                -
                       Services L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.10         *PEI Operations       100%                          26,174           48,733               -          (2,129)
                       Limited, fka Enron
                       Europe Operations
                       (Supervisor) Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.11         Enron Reserve 6       100%                        (53,142)                -               -         (76,122)
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.11.1       SII Holdings 4 B.V.   100%                           1,039            1,766               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.11.2       SII Enerji ve         Enron Reserve 6               24,138           23,380               -                -
                       Uretim Limited        B.V.- 99%
                       Sirketi               SII Holdings 4
                                             B.V. - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.12         *Prisma Energy        100%                         607,963          766,357               -      (3,085,803)
                       Europe Limited, fka
                       Enron Europe
                       Operations
                       (Advisor) Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.7.12.1       Enron Poland          100%                               -            1,042               -                -
                       Supervisory Company
                       Sp. z.o o.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.8            *Prisma Energy        100%                     (8,773,178)     (11,144,679)               -     (41,176,001)
                       Accroven Holdings
                       Ltd., fka Enron
                       Industrial de
                       Venezuela Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.8.1          ACCROVEN SRL          Prisma Energy                      -                -               -                -
                                             Accroven Holdings
                                             Ltd. - 49.25%
                                             Williams
                                             International
                                             Venezuela Limited
                                             - 49.25%
                                             Tecnoconsult S.A.
                                             - 1.5%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.8.1.1        ACCROVEN SRL -        100%                               -                -               -                -
                       Venezuelan Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.8.2          *Prisma Energy        100%                       1,293,209        1,293,207               -      (3,057,778)
                       Projects Finance
                       Ltd., fka
                       Compression
                       Projects Finance
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.9            *Prisma Energy        100%                     468,588,150      472,885,094               -     (12,142,582)
                       Brazil PD Holdings
                       Ltd., fka Enron
                       Brazil Power
                       Holdings V Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.9.1          *Prisma Energy        100%                       7,367,179        7,367,180               -         (73,844)
                       Brazil Power
                       Investments Ltd.,
                       fka Enron Brazil
                       Power Investments V
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.9.2          Enron Investimentos   Prisma Energy           (21,946,947)     (21,946,945)               -     (14,130,735)
                       Energeticos Ltda.     Brazil Power
                                             Investments Ltd.
                                             1%
                                             Prisma Energy
                                             Brazil PD
                                             Holdings Ltd. -
                                             99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.9.3          EPC - Empresa         Prisma Energy            502,748,520      502,748,520               -    (125,845,448)
                       Paranaense            Brazil PD
                       Comercializadora      Holdings Ltd. -
                       Ltda.                 99.83%
                                             Prisma Energy
                                             Brazil Power
                                             Investments Ltd.
                                             - 0.17%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.10           Prisma Energy         100%                     (4,959,983)      (4,959,983)               -                -
                       Brazil Power
                       Holdings
                       Ltd.(incorporated
                       7/23/2004)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.10.1         *Prisma Energy        100%                       3,190,456        3,190,456               -    (333,908,863)
                       Brazil Finance
                       Ltd., fka Enron
                       Brazil Power
                       Holdings IV Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.10.2         ETB - Energia Total   Prisma Energy            (8,233,145)      (8,233,145)               -    (142,662,221)
                       do Brasil Ltda.       Brazil Power
                                             Holdings Ltd. -
                                             99%
                                             Prisma Energy
                                             International
                                             Inc. - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.10.2.1       ELEKTRO -             ETB - Energia          (292,596,707)      496,440,648               -    (780,124,143)
                       Eletricadade e        Total do Brasil
                       Servicos S.A.         Ltda.- 47.84%
                                             Enron
                                             Investimentos
                                             Energeticos Ltda.
                                             - 5.17%
                                             EPC - Empresa
                                             Paranaense
                                             Comercializadora
                                             Ltda.- 46.61%
                                             Publicly held -
                                             0.38%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.10.2.1.1     Terraco Investments   100%                       1,526,675        1,526,675               -    (177,544,642)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.10.2.2       ELEKTRO               ETB - Energia                      -                -               -                -
                       Comercializadora de   Total do Brasil
                       Energia Ltda.         Ltda.- 48.12%
                                             Enron
                                             Investimentos
                                             Energeticos Ltda.
                                             - 5.2%
                                             EPC - Empresa
                                             Paranaense
                                             Comercializadora
                                             Ltda.- 46.68%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11           Prisma Energy CB      100%                      13,307,957       13,308,457               -          (3,927)
                       Limited
                       (incorporated
                       5/24/2004)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.1         EPE Holdings Ltd.     Prisma Energy CB          10,370,301     (23,634,690)               -            (335)
                                             Limited - 50%
                                             Shell Cuiaba
                                             Holdings Limited
                                             - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.1.1       EPE Generation        EPE Holdings                 (2,140)               10               -                -
                       Holdings Ltd.         Ltd.- 99%
                                             EPE Investments
                                             Ltd. - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.1.2       EPE Investments Ltd.  100%                         (2,480)            (659)               -             (10)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.2         EPE - Empresa         Prisma Energy CB        (15,754,061)     (50,292,614)               -    (243,833,000)
                       Produtora de          Limited - 0.5%
                       Energia Ltda.         EPE Holdings Ltd.
                                             - 99%
                                             Shell Cuiaba
                                             Holdings Limited
                                             - 0.5%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.2.1       EPE - Empresa         100%                               -                -               -                -
                       Produtora de
                       Energia Ltda. -
                       Cuiaba/Mato Grosso
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.3         *Prisma Energy        100%                     (1,966,501)      (1,934,613)               -     (76,055,451)
                       International
                       Bolivia Holdings
                       Ltd.; fka Enron
                       International
                       Bolivia Holdings
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.3.1       Enron International   100%                         (7,478)         (39,366)               -          (8,478)
                       Bolivia Investments
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.3.2       GasOriente            Prisma Energy             21,706,435       21,834,299               -     (51,109,000)
                       Boliviano Ltda.       International
                                             Bolivia Holdings
                                             Ltd. - 50%
                                             Shell Gas (Latin
                                             America) B.V. -
                                             50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.4         *Prisma Energy EN -   100%                         808,173          808,170               -         (11,172)
                       Electricidade
                       Holdings Ltd., fka
                       Enron Electric
                       Brazil Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.4.1       *Prisma Energy EN -   100%                         809,101          809,101               -          (9,070)
                       Electricidade
                       Investments Ltd.,
                       fka Enron Electric
                       Brazil Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.4.1.1     EN Eletricidade do    Prisma Energy                816,159          824,415               -         (13,770)
                       Brasil Ltda.          EN-Electric
                                             Holdings Ltd. - 1%
                                             Prisma Energy EN
                                             - Electricidade
                                             Investments Ltd.
                                             - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.5         *Prisma Energy        100%                       (937,312)        (937,311)               -          (8,562)
                       Geracao Holdings
                       Ltd., fka Enron
                       Brazil Power
                       Holdings X Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.5.1       *Prisma Energy        100%                        (15,895)         (15,895)               -          (7,664)
                       Geracao Investments
                       Ltd., fka Enron
                       Brazil Power
                       Investments X Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.5.1.1     Geracao Centro        Prisma Energy              (886,351)        (923,086)               -        (886,351)
                       Oeste Ltda.           Geracao Holdings
                                             Ltd. - 99%
                                             Prisma Energy
                                             Geracao
                                             Investments Ltd.
                                             - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.6         Transborder Gas       Prisma Energy CB          18,413,179       13,315,594               -      (6,793,421)
                       Services Ltd.         Limited - 50%
                                             Shell Austria
                                             GmbH - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.7         GasMat Holdings       Prisma Energy CB         (4,095,673)     (11,139,856)               -          (1,000)
                       Ltd.                  Limited - 50%
                                             Shell Cuiaba
                                             Holdings Limited
                                             - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.7.1       GasMat Investments    100%                        (75,612)         (74,083)               -          (1,529)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.7.2       GasOcidente do Mato   Prisma Energy CB           9,090,970        6,289,308               -    (102,244,947)
                       Grosso Ltda.          Ltd. - 0.5%
                                             Shell Cuiaba
                                             Holdings Limited
                                             - 0.5%
                                             GasMat Holdings
                                             Ltd.- 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.11.7.2.1     GasOcidente do Mato   100%                               -                -               -                -
                       Grosso Ltda. -
                       Cuiaba/Mato Grosso
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12           *Prisma Energy        100%                    (37,586,166)     (38,124,786)               -     (44,499,869)
                       Colombia Holdings
                       Ltd., fka ECT
                       Colombia Pipeline
                       Holdings 2 Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1         Promigas S.A.         Prisma Energy                      -                -               -                -
                       E.S.P.                Colombia Holdings
                                             Ltd - 42.92%
                                             Institutional
                                             investors - 52.28%
                                             Other
                                             shareholders -
                                             4.80%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1. 1      Gases del Caribe      Promigas S.A.                      -                -               -                -
                       S.A., E.S.P.          E.S.P.- 30.99%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.1.1     Gas de Risaralda      Gases del Caribe                   -                -               -                -
                       S.A.                  S.A., E.S.P. -
                                             19.03%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.2       Gases de la Guajira   Promigas S.A.                      -                -               -                -
                       S.A., E.S.P.          E.S.P.- 6.21%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.3       Gases del Occidente   Promigas S.A.                      -                -               -                -
                       S.A., E.S.P.          E.S.P.- 26%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.4       *Surtidora de Gas     Promigas S.A.                      -                -               -                -
                       del Caribe            E.S.P.- 80.07%
                       S.A.E.S.P., fka       Undetermined
                       Surtigas S.A.,
                       E.S.P.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.5       Sociedad              Promigas S.A.                      -                -               -                -
                       Transportadora de     E.S.P.- 20%
                       Gas de Oriente        Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.6       Enred                 Promigas S.A.                      -                -               -                -
                       Comunicaciones S.A.   E.S.P.- 39.89%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.7       Transportadora de     Promigas S.A.                      -                -               -                -
                       Metano S.A.E.S.P.     E.S.P.- 23.1%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.8       Gases de Boyaca y     Promigas S.A.                      -                -               -                -
                       Santander S.A.        E.S.P.- 91.39%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.9       Transoccidente S.A.   Promigas S.A.                      -                -               -                -
                       E.S.P.                E.S.P.- 43%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.10      Gases del Norte del   Promigas S.A.                      -                -               -                -
                       Valle, S.A., E.S.P.   E.S.P.- 12.86%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.11      Gas Natural           Promigas S.A.                      -                -               -                -
                       Comprimido S.A.       E.S.P.- 94.99%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.12      Sociedad de           Promigas S.A.                      -                -               -                -
                       Inversiones de        E.S.P.- 33.27%
                       Energia S.A.          Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.13      Promigas              Promigas S.A.                      -                -               -                -
                       TelecomunicacionesS.A.E.S.P.- 94.9%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.12.1.14      Centragas -           Enron Development         26,765,157       26,531,237               -                -
                       Transportadora de     Corp. Colombian
                       Gas de la Region      Branch - 1% GP
                       Centralde Enron       Promigas S.A.
                       Development & Cia,    E.S.P.- 25% LP
                       S.C.A.                Tomen Corporation
                                             - 25% LP
                                             Enron Colombia
                                             Investments
                                             Limited
                                             Partnership -
                                             11.485%
                                             Enron Pipeline
                                             Colombia Limited
                                             Partnership -
                                             37.5%
                                             Enron Commercial
                                             Finance, Inc. -
                                             0.015%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.13           *Prisma Energy        100%                       (202,949)        (202,948)               -      (3,673,386)
                       Global Expat
                       Services LLC, fka
                       Global Expat
                       Services LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14           *Prisma Energy        100%                      22,100,604       22,100,605               -      (5,885,287)
                       Guatemala Holdings
                       Ltd., fka Enron
                       Guatemala Holdings
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14.1         Enron Servicios       Prisma Energy              1,098,416        1,098,415               -      (2,001,978)
                       Guatemala, Limitada   Guatemala
                                             Holdings Ltd - 99%
                                             Nominee
                                             Shareholders - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14.1.1       Enron Servicios       100%                               -                -               -                -
                       Guatemala, Ltda. -
                       El Salvador Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14.2         Electricidad del      Prisma Energy                 15,658         (10,616)               -            (198)
                       Pacifico, S.A.        Guatemala
                                             Holdings Ltd - 98%
                                             Nominee
                                             Shareholders - 2%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14.3         Puerto Quetzal        Prisma Energy                      -  Unconsolidated                -                -
                       Power Corp.           Guatemala                             (a)
                                             Holdings Ltd - 50%
                                             Centrans Energy
                                             Services Inc. -
                                             50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14.4         PQP Limited           Prisma Energy                      -  Unconsolidated                -                -
                                             Guatemala                             (a)
                                             Holdings Ltd - 50%
                                             Centrans Energy
                                             Services Inc. -
                                             50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14.4.1       Puerto Quetzal        PQP Limited- 61.5%                 -                -               -                -
                       Power LLC             Puerto Quetzal
                                             Power Corp. -
                                             13.5%
                                             Globeleq Holdings
                                             (PQP) Limited -
                                             25%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14.4.1.1     Puerto Quetzal        100%                               -                -               -                -
                       Power LLC -
                       Guatemala Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14.4.1.2     Pacific Energy        100%                               -                -               -                -
                       Financing Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14.4.1.3     Poliwatt Ltda.        Puerto Quetzal                     -                -               -                -
                                             Power LLC - 99%
                                             Nominee
                                             Shareholders - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.14.4.1.3.1   Poliwatt, Ltda. -     100%                               -                -               -                -
                       El Salvador Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.15           Prisma Energy         100%                         (2,427)                -               -      (3,029,747)
                       International
                       Services, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.16           Prisma Energy         100%                     231,575,058      231,575,058               -                -
                       Luxembourg S.a.r.l.
                       (incorporated
                       9/16/2004)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.17           Prisma Energy         100%                     190,316,299      190,316,299               -                -
                       Venezuela Holdings
                       B.V. (acquired
                       12/1/2004)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.17.1         V. Holdings           100%                       2,604,426                -               -     (20,159,328)
                       Industries, S.A.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.17.1.1       Finven Financial      100%                     (6,653,222)      (6,651,426)               -      (6,661,794)
                       Institution Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.17.1.2       Java Investments      100%                      25,235,236       25,235,236               -     (25,937,814)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.17.1.3       VENGAS, S.A.          Public Investors           3,652,959        3,652,959               -        (290,630)
                                             - 2.8%
                                             V. Holdings
                                             Industries, S.A.-
                                             97.196%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.17.1.3.1     Duck Lake             100%                               -                -               -                -
                       International
                       A.V.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.17.1.3.2     Pan Holdings          100%                      14,516,651       14,516,651               -          (1,193)
                       Vencaribe Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.18           *Prisma Energy        100%                       2,150,102        (381,384)               -      (9,306,222)
                       Nicaragua Holdings
                       Ltd., fka Enron
                       Caribe VI Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.18.1         Empresa Energetica    Centrans Energy                    -                -               -                -
                       Corinto Ltd.          Services Inc. -
                                             35%
                                             CDC Holdings
                                             (Barbados) Ltd. -
                                             30%
                                             Prisma Energy
                                             Nicaragua
                                             Holdings Ltd.- 35%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.18.1.1       Empresa Energetica    100%                               -                -               -                -
                       Corinto Ltd. -
                       Nicaraguan Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.18.2         *Prisma Energy de     100%                         (1,019)                -               -          (2,019)
                       Nicaragua Ltd., fka
                       Enron de Nicaragua
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.19           Prisma Energy         100%                               -                -               -                -
                       Overseas Services
                       Ltd.(incorporated
                       11/18/2004)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.20           Prisma Energy         100%                    (36,630,882)     (36,630,882)               -                -
                       Philippines B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.20.1         Enron Power           [Individual               42,857,459    (140,414,894)               -     (75,343,382)
                       Philippines Corp.     shareholders - 5
                                             shares only]
                                             Prisma Energy
                                             Philippines B.V.
                                             - 99.999% appx.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.20.1.1       Batangas Power        Individual                 2,918,077       17,655,390               -      (8,672,690)
                       Corp.                 shareholders -7
                                             shares only
                                             Enron Power
                                             Philippines Corp.
                                             - 99.999% appx.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.20.1.2       Subic Power Corp.     Enron Power                        -  Unconsolidated                -                -
                                             Philippines                           (a)
                                             Corp.- 50%
                                             Rizal Commercial
                                             Banking
                                             Corporation -
                                             26.5%
                                             Pan Malayan
                                             Management &
                                             Investment
                                             Corporation - 8.5%
                                             House of
                                             Investments - 15%
                                             Individual
                                             shareholders - 7
                                             shares only 0
                                             0.01%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.1.1.21           Prisma Energy         100%                          23,526           23,526               -                -
                       Venezuela B.V.
                       (incorporated
                       12/2/2004)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.2                Enron Development     100%                         236,396          236,396               -          (3,958)
                       Management Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.2.1              Enron Guam Piti       100%                         248,760          248,759               -        (100,000)
                       Corporation
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.3                Enron Hainan Ltd.     100%                     (4,509,266)      (4,509,266)               -          (8,965)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.3.1              Hainan Funding LLC    Enron                    (9,002,600)      (9,002,601)               -     (13,441,462)
                                             International
                                             B.V. - 50%
                                             Enron Hainan Ltd.
                                             - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.4                Enron International   100%                         (6,808)          (5,270)               -          (7,808)
                       (Philippines) Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.5                Enron International   100%                    (10,248,165)      (6,813,759)               -        (277,400)
                       Chengdu Power
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.5.1              Enron International   100%                       3,945,806        3,945,806               -                -
                       Chengdu Power Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.6                Enron International   100%                        (14,183)         (14,182)               -         (31,411)
                       China CP Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.7                Enron International   100%                     225,796,719      225,796,718               -        (674,779)
                       Korea Holdings
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.8                Enron Australia       100%                               -                -               -                -
                       Energy Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.8.1.             Enron Australia       100%                               -                -               -                -
                       Energy Investments
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.9                Enron Australia       100%                       7,682,551        7,698,847               -          (6,475)
                       Finance Holdings
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.9.1              Enron Australia       100%                       7,688,026        7,688,026               -                -
                       Finance Investments
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.9.1.1            Enron Australia       100%                               -                -               -         (43,998)
                       Finance Pty Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.10               Enron Australia       100%                         711,212          711,213               -          (6,463)
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.10.1             Enron Australia       100%                         717,676          717,675               -                -
                       Investments LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.10.1.1           Enron Australia Pty   100%                     (1,848,519)        (764,791)               -      (1,152,782)
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.11               Enron International   100%                        (17,693)         (11,744)               -          (9,318)
                       Philippines
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.11.1             Enron International   100%                         (9,375)          (9,375)               -         (10,375)
                       Philippines
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.12               Enron International   100%                         (9,791)          (9,792)               -         (10,791)
                       Thailand NSM Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.13               Enron Japan           100%                    (21,879,580)     (21,879,580)               -         (86,689)
                       Holdings B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.14               Enron Japan           100%                       (116,464)         (97,073)               -         (72,314)
                       Marketing Holdings
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.15               Enron Nigeria Barge   100%                           1,000                -               -                -
                       Holding Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.16               Enron Nippon          100%                    (14,176,197)      (3,236,203)               -        (261,373)
                       Holdings LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.16.1             E Power Holdings      Orix USA Corp.           (3,770,452)     (10,208,848)               -      (9,837,178)
                       Corp.                 -19.04%
                                             YTC Holding
                                             Company Inc -
                                             1.59%
                                             Other
                                             Stockholders -
                                             3.21%
                                             Enron Nippon
                                             Holdings LLC -
                                             76.16%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.17               Enron Papua New       100%                     (6,895,134)      (6,895,134)               -      (7,960,134)
                       Guinea Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.17.1             EP InterOil Ltd.      SP InterOil LDC -                  -                -               -                -
                                             60%
                                             Enron Papua New
                                             Guinea Ltd.- 40%
                                             non-voting
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.17.1.1           InterOil Pty Limited  100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.18               Enron Wenchang        100%                      14,720,802       14,720,801               -      (7,152,475)
                       Holdings Company
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.18.1             Enron Hainan          100%                      10,029,981       10,029,982               -          (1,565)
                       Wenchang Company
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.18.1.1           Hainan Holdings       Enron Hainan               5,557,658        5,557,655               -        (269,102)
                       Ltd.                  Wenchang Company
                                             Ltd. - 50.5%
                                             Class A
                                             Enron Wenchang
                                             Holdings Company
                                             Ltd. - 49.5%
                                             Class A
                                             Enron Wenchang
                                             Investments Ltd.-
                                             100% Class B
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.18.1.1.1         Enron Reserve III     100%                          68,257           68,258               -        (127,297)
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.18.1.1.1.1       Enron Wenchang        Enron Reserve III       (26,907,556)     (26,907,556)               -     (46,280,260)
                       Power C.V.            B.V. - 1% GP
                                             Hainan Holdings
                                             Ltd. - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.18.2             Enron Wenchang        100%                        (80,146)         (80,144)               -        (268,864)
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.19               Hainan Funding Ltd.   100%                         (8,947)          (8,947)               -          (9,947)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.20               Multiva Holdings,     100%                         (5,053)          (2,865)               -         (11,053)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.20.1             Ilijan Power          100%                           5,000            5,000               -                -
                       Corporation
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.4.21               Enron Southern        100%                               -                -               -                -
                       Africa Development
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.5                  Enron Brazil Power    100%                   (287,520,180)    (287,520,180)               -      (1,241,842)
                       Holdings XI Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.5.1                Enron Brazil Power    100%                     (2,832,698)      (2,606,544)               -            (641)
                       Investments XI Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6                  Enron Caribbean       100%                      50,001,201       50,014,576               -     (44,315,372)
                       Basin LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.1                Enron Venezuela       100%                       1,350,557        1,350,555               -        (339,713)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.1.1              Enron Venezuela       100%                               -                -               -                -
                       Ltd. - Venezuelan
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.2                Energy Caribbean      100%                         353,890          353,890               -      (2,630,358)
                       Finance Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.3                The Protane           100%                     217,206,820      217,206,820               -     (15,425,861)
                       Corporation
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.3.1              Citadel Corporation   100%                      43,609,070       43,609,070               -                -
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.3.1.1            Enron Caribbean       100%                      29,862,526       29,862,526               -          (2,935)
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.3.2              Enron Americas        100%                        (25,437)         (25,436)               -        (708,380)
                       Energy Services,
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.4                Enron Caribbean       100%                         675,777          675,777               -         (75,445)
                       Basin Finance LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.5                Enron Caribbean       100%                     (5,361,410)      (5,313,074)               -      (6,062,410)
                       Finance Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.6                Enron Caribe VI       100%                       2,298,842        2,298,842               -                -
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.7                Enron Colombia        100%                        (28,691)         (28,690)               -         (34,767)
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.7.1              ACCROSERV SRL         Enron Colombia                     -                -               -                -
                                             Holdings Ltd.-
                                             47.5%
                                             TecnoConsult S.A.
                                             Holdings Ltd. - 5%
                                             Williams Global
                                             Energy Cayman
                                             Ltd. - 47.5%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.7.1.1            ACCROSERV SRL -       100%                               -                -               -                -
                       Venezuelan Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.6.8                Enron Colombia        100%                           3,360          (3,183)               -          (2,338)
                       Power Marketing
                       Holding Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.8                  Enron Colombia        100%                        (52,877)         (52,878)               -         (37,761)
                       Energy B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.8.1                Enron Power           Enron Colombia              (28,934)         (28,933)               -         (30,890)
                       Colombia C.V.         Energy B.V. - 1%
                                             GP
                                             EDC Atlantic Ltd.
                                             - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.9                  Enron Colombia        100%                        (69,819)         (69,821)               -        (143,393)
                       Transportation B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.10                 Enron EPI Inc.        100%                      22,227,790       22,227,791               -      (1,682,680)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11                 Enron Global LNG      100%                      60,453,629       60,453,629               -     (15,307,298)
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.1               Calypso Pipeline,     100%                       3,792,181        3,792,181               -         (80,541)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.2               Enron Bahamas LNG     100%                               -                -               -                -
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.2.1             Enron Bahamas Co.     100%                       (725,753)        (725,753)               -                -
                       Ltd
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.2.2             Enron Bahamas LNG     Enron Bahamas LNG          (718,495)        (718,495)               -                -
                       Holding, Ltd.         Ltd.- 99.999%
                                             Enron Bahamas Co.
                                             Ltd- 0.001%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.2.2.1           Hawksbill Creek       Enron Bahamas Co.          (725,753)        (725,753)               -      (6,317,039)
                       LNG, Ltd.             Ltd. - 0.001%
                                             Enron Bahamas LNG
                                             Holding, Ltd. -
                                             99.999%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.3               Enron International   100%                             469              469               -                -
                       Fuel Management
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.4               Enron LNG Atlantic    100%                        (78,083)         (78,083)               -         (56,818)
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.4.1             Enron (UFEN)          100%                               -                -               -                -
                       Generadora Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.4.1.1           Enron Dominicana      100%                               -                -               -                -
                       LNG de Luxemburgo
                       S.a.R.L.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.4.2             Enron LNG Atlantic    100%                        (33,806)         (33,806)               -          (7,692)
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.4.2.1           Enron Venezuela LNG   100%                         (3,424)         (27,045)               -          (2,284)
                       (Antilles)
                       Holdings, N.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.4.2.1.1         Enron Venezuela LNG   100%                           5,717            (550)               -         (21,834)
                       (Netherlands)
                       Holdings, B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.5               Enron LNG (BVI)       100%                         (2,479)          (2,479)               -          (3,479)
                       Marketing Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.6               Enron LNG Marketing   100%                      41,480,109       41,480,111               -      (4,363,647)
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.11.7               Enron LNG Shipping    100%                      25,510,674       25,510,675               -      (2,744,178)
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.12                 Enron Haripur         100%                        (34,906)         (34,907)               -         (25,101)
                       Holdings B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.12.1               Enron Pipe Gas C.V.   Enron Haripur              (980,465)        (980,465)               -        (985,903)
                                             Holdings B.V. -
                                             1% GP
                                             India Power
                                             Ventures Inc. -
                                             99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13                 Enron India LLC       100%                   (184,116,559)    (184,116,557)               -     (10,804,473)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.1               En-Sonar Haripur      Enron Haripur                      -                -               -                -
                       Power Limited         Holdings B.V. -
                                             50%
                                             Enron India LLC -
                                             50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.2               Enron Fuels           100%                       (809,754)     (16,333,927)               -     (16,402,789)
                       Services Holding
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.2.1             Enron MHC LNG India   100%                         225,401       15,597,346               -         (22,172)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.2.1.1           Metropolis Gas        Enron Fuels                  261,324          247,571               -          (7,659)
                       Company Private       Services Holding
                       Limited               Ltd. - 0.001%
                                             Enron MHC LNG
                                             India Ltd. -
                                             99.999%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.3               Enron India Telecom   100%                        (30,743)         (30,743)               -          (1,668)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.3.1             Telecom MHC Limited   100%                         (3,575)         (29,075)               -          (3,602)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.4               Enron International   100%                     (9,573,837)      (9,573,836)               -          (6,476)
                       Bangladesh Power
                       Holding Co. Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.4.1             Enron International   100%                     (9,568,362)      (9,568,361)               -     (18,196,777)
                       Power Barge Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.5               Enron International   100%                        (27,584)         (27,585)               -          (7,637)
                       CMI Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.5.1             Enron MHC India       100%                        (20,948)         (20,947)               -         (20,950)
                       Development Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.6               Enron International   100%                        (35,802)         (35,802)               -         (10,892)
                       Ennore Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.6.1             Ennore Energy         Mitsubishi                  (25,910)         (25,910)               -         (26,410)
                       Company Ltd.          Corporation - 50%
                                             Enron
                                             International
                                             Ennore Ltd. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.7               Enron International   100%                       (865,740)        (865,739)               -      (1,134,823)
                       India Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.7.1             Enron Distribution    100%                       (695,616)        (695,616)               -        (995,720)
                       Ventures MHC Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.7.2             Enron India CFH Ltd.  100%                         (1,083)          (1,083)               -          (1,083)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.13.8               Enron International   100%                         (8,993)          (8,994)               -          (9,993)
                       PAL India Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.14                 Enron International   100%                     (4,562,954)      (4,562,954)               -         (64,118)
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.14.1               Enron International   Enron                          3,202            3,212               -         (30,739)
                       C.V.                  International
                                             B.V.- 1% GP
                                             Enron India LLC -
                                             99.9% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.15                 Enron International   100%                               -                -               -                -
                       Korea Resources LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.16                 Enron Middle East     100%                    (49,000,645)     (48,999,645)               -      (3,758,781)
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.16.1               Enpak Holdings Ltd.   100%                     (1,036,877)      (1,665,346)               -      (1,652,003)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.16.1.1             Enpak Investments     100%                         (3,675)          (3,675)               -         (10,770)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.16.1.2             Enpak Power Company   Enpak Investments            623,130          623,032               -         (10,017)
                       Ltd.                  Ltd. - 1%
                                             Enpak Holdings
                                             Ltd. - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.16.1.2.1           Enpak Power           Enpak Investments           (13,608)         (13,608)               -         (13,303)
                       (Private) Company     Ltd. - 1%
                                             Enpak Power
                                             Company Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.16.2               Enron Gulf Holdings   100%                         (6,545)                -               -          (7,545)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.16.3               Enron Middle East     100%                         119,138          119,138               -      (1,073,345)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.16.4               Enron Palestine       100%                    (21,366,704)     (21,366,705)               -      (1,009,986)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.16.4.1             Enron Gaza Power      100%                    (20,358,218)     (20,358,218)               -          (1,000)
                       Private Limited
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.16.4.1.1           Enron Gaza            100%                    (21,356,154)     (21,356,154)               -     (21,357,154)
                       International Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.17                 Enron Power           100%                    (48,690,536)          558,252               -    (172,275,357)
                       Services B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.18                 Enron Reserve 4       100%                          53,337           53,337               -         (79,620)
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.18.1               Enron Power           100%                        (63,548)            2,500               -         (22,936)
                       Management B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.18.2               Enron Proje           Enron Power                (812,250)            6,887               -      (1,883,321)
                       Yonetimi Limited      Management B.V. -
                       Sirketi               5%
                                             Enron Reserve 4
                                             B.V.- 95%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.19                 Enron Reserve 8       100%                        (31,114)         (31,114)               -         (60,787)
                       B.V. i.l.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.20                 Enron Reserve 9       100%                        (22,411)         (22,411)               -         (37,003)
                       B.V. i.l.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.21                 Enron Reserve I       100%                         576,209          576,209               -         (23,198)
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.22                 Enron Reserve II      100%                        (43,242)         (43,242)               -         (57,224)
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.22.1               Offshore Power        Enron Reserve II           1,285,562        1,285,563               -      (8,015,007)
                       Operations C.V.       B.V. - 0.1% GP
                                             Atlantic India
                                             Holdings Ltd. -
                                             99.9% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23                 Enron South America   100%                      34,538,338       34,538,342               -     (25,375,063)
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.1               Belo Horizonte        100%                        (40,401)         (40,401)               -          (9,041)
                       Power Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.2               Brazil Energy         100%                    (29,691,423)     (29,691,424)               -     (32,730,807)
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.2.1             Enron Brazil Power    100%                          42,878           42,879               -         (15,166)
                       Investments XII
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.3               Brazil Power          100%                       2,007,706        2,007,706               -          (6,795)
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.4               Enron Argentina       100%                         (7,061)          (7,061)               -          (8,061)
                       Development Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.4.1             Cordex Americas       Cordex Petroleums                  -                -               -                -
                       1997, L.L.C.          Argentina Ltd.-
                                             50%
                                             Enron Argentina
                                             Development Ltd.
                                             - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.5               Enron CHESA           Enron South                   87,220           87,220               -            (100)
                       Delaware Limited      America LLC - 1%
                       Liability Company     GP
                                             Enron Argentina
                                             CHESA Holdings,
                                             Inc. - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.6               Enron CHESA Texas     Enron South              (8,992,582)      (8,992,582)               -      (8,974,400)
                       Limited Liability     America LLC - 1%
                       Company               GP
                                             Enron CHESA
                                             Delaware Limited
                                             Liability Company
                                             - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.6.1             Enron International   Enron South                 (22,719)         (22,727)               -      (3,198,796)
                       Argentina Holdings    America LLC - 20%
                       Ltd.                  Enron CHESA Texas
                                             Limited Liability
                                             Company - 80%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.6.1.1           Enron International   100%                       3,138,611        3,138,611               -          (7,976)
                       Argentina
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.6.1.1.1         Enron                 Enron                      3,107,570        3,105,962               -          (9,833)
                       Comercializadora de   International
                       Energia Argentina     Argentina
                       S.A.                  Holdings Ltd. - 1%
                                             Enron
                                             International
                                             Argentina
                                             Investments Ltd.
                                             - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.7               Enron Brazil Power    100%                      57,009,615       61,283,184               -        (328,742)
                       Holdings I Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.8               Enron Brazil Power    100%                         575,042          575,042               -          (9,972)
                       Holdings III Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.8.1             Enron Brazil Power    100%                           (133)            (133)               -          (8,023)
                       Investments III
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.8.2             EBD - Empresa         Enron Brazil                (44,190)            3,380               -         (44,341)
                       Brasileira            Power Holdings
                       Distribuidora Ltda.   III Ltd.- 85.54%
                                             Enron
                                             International
                                             Bahia Ltd. - 0.07%
                                             Enron
                                             International
                                             Bahia Holdings
                                             Ltd - 7.16%
                                             Global Petroleum
                                             & Gas Industry II
                                             Ltd. - 7.23%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.9               Enron Brazil Power    100%                      13,339,456       13,339,456               -          (7,760)
                       Holdings VII Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.9.1             Enron Brazil Power    100%                         126,325          126,325               -          (8,210)
                       Investments VII
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.9.2             Enron                 Enron Brazil               9,558,617        3,695,568               -                -
                       Comercializadora de   Power Investments
                       Energia Ltda.         VII Ltd. - 1%
                                             Enron Brazil
                                             Power Holdings
                                             VII Ltd.- 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.10              Enron Brazil Power    100%                       (405,774)        (405,775)               -          (7,775)
                       Holdings XVIII Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.10.1            Enron Brazil Power    100%                         (9,348)          (9,348)               -          (6,413)
                       Investments XVIII
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.10.2            RJG - Rio de          Enron Brazil               (393,587)        (326,925)               -        (397,946)
                       Janeiro Generation    Power Investments
                       Ltda.                 XVIII Ltd. - 1%
                                             Enron Brazil
                                             Power Holdings
                                             XVIII Ltd.- 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.11              Enron Development     100%                         (7,705)          (7,705)               -          (8,364)
                       Belo Horizonte Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.11.1            Enron Brazil          Enron Development           (34,079)         (34,079)               -         (34,079)
                       Development C.V.      Belo Horizonte
                                             Ltd.- 1% GP
                                             Belo Horizonte
                                             Power Ltd. - 99%
                                             LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.12              Enron Development     100%                          15,965           15,966               -          (6,751)
                       Brazil Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.12.1            Enron Electric        Enron Development          2,033,839        2,033,839               -      (5,034,546)
                       Power Brazil C.V.     Brazil Ltd.- 1% GP
                                             Brazil Power
                                             Investments Ltd.
                                             - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.13              Enron do Brazil       100%                     103,859,531      103,859,531               -      (1,049,850)
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.13.1            Enron do Brazil       100%                         215,249          215,248               -        (214,622)
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.14              Enron International   100%                        (30,459)         (30,460)               -          (9,113)
                       Bahia Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.14.1            Enron International   100%                        (22,935)         (22,933)               -          (7,922)
                       Bahia Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.15              Enron South America   100%                               -                -               -                -
                       Turbine LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.16              Enron                 100%                        (16,413)         (16,413)               -         (21,096)
                       Transportadora de
                       Bolivia Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.16.1            Enron                 100%                           1,158            3,683               -                -
                       Transportadora
                       (Bolivia) S.A.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.17              Gas Natural           100%                              87                -               -            (913)
                       Sudamericano Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.18              Global Petroleum &    100%                           (671)                -               -          (1,671)
                       Gas Industry II
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.19              Rio Energia           100%                         (1,522)          (1,522)               -          (5,965)
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.19.1            Rio Energia           100%                             567              566               -            (462)
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.20              Southern Brazil       100%                        (46,740)         (46,741)               -         (12,157)
                       Electric Holdings
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.20.1            Enron Sao Paulo       100%                        (10,353)         (10,353)               -         (11,085)
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.20.1.1          Enron Electric Sao    Enron Sao Paulo             (26,877)         (26,876)               -         (26,877)
                       Paulo C.V.            Investments Ltd.
                                             - 1% GP
                                             Southern Brazil
                                             Electric Holdings
                                             Ltd. - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.21              Southern Cone Gas     100%                          18,035         (50,182)               -      (1,425,991)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.22              Southwest Brazil      100%                        (39,692)         (39,692)               -          (8,776)
                       Electric Holdings
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.22.1            Enron Mato Grosso     100%                         (8,868)          (8,868)               -          (8,726)
                       do Sul Investments
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.22.1.1          Enron Electric Mato   Enron Mato Grosso           (24,173)         (24,173)               -         (24,178)
                       Gross do Sul C.V.     do Sul
                                             Investments Ltd.-
                                             1% GP
                                             Southwest Brazil
                                             Electric Holdings
                                             Ltd. - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.23.23              Transborder Supply    Enron South                        -                -               -                -
                       Services Ltd.         America LLC -
                                             72.5%
                                             Shell Cuiaba
                                             Holdings Ltd. -
                                             25.75%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.25                 ET Power 1 LLC        100%                      62,874,114      195,506,582               -      (1,177,156)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.26                 LFT Power I, LLC      Atlantic                  51,653,400      (5,369,799)               -             (99)
                                             Commercial
                                             Finance, Inc. -
                                             0.01% Class A
                                             LFT I Interest
                                             Owner Trust -
                                             99.99% Class B
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.27                 LFT Power II, LLC     100%                       5,036,524        5,036,524               -      (3,162,646)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.28                 LFT Power III,        Atlantic                 169,752,975        4,636,122               -            (458)
                       L.L.C.                Commercial
                                             Finance, Inc. -
                                             20.34% Class A
                                             LFT Power I, LLC
                                             - 79.66% Class B
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.28.1               ET Power 3 LLC        LFT Power III,           115,752,422      196,645,471               -     (42,120,855)
                                             L.L.C. - 55.66%
                                             Class A
                                             ET Power 1 LLC -
                                             44.34% Class B
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.29                 Paulista Electrical   100%                     380,946,035      361,296,129               -     (11,505,970)
                       Distribution L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.30                 Travamark Two B.V.    100%                       (128,017)        (128,017)               -        (372,710)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.30.1               Offshore Power        Travamark Two            (1,627,396)      (1,627,396)               -            (345)
                       Production C.V.       B.V. - 0.2% GP,
                                             and 0.1% LP "B"
                                             Atlantic India
                                             Holdings Ltd. -
                                             99.7% LP "A"
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.30.1.1             Enron Mauritius       Offshore Power           (1,792,507)      (1,793,257)               -     (41,064,226)
                       Company               Production C.V.-
                                             98.88%
                                             Enron India
                                             Holdings Ltd. -
                                             1.12% (VOTING
                                             SHARES)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.30.1.1.1           Dabhol Power Company  Enron Mauritius                    -                -               -                -
                                             Company- 65.8%
                                             Capital India
                                             Power Mauritius 1
                                             - ___%
                                             Energy
                                             Enterprises
                                             (Mauritius)
                                             Company - ___%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.1.30.1.2             Enron India           100%                          15,924           16,176               -                -
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2                    Atlantic Water        Enron Corp.-50%        1,685,383,717  Unconsolidated                -                -
                       Trust                 Bank of New York,                     (a)
                                             in its capacity
                                             as Indenture
                                             Trustee for
                                             Marlin
                                             Noteholders - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.1                  Bristol Water Trust   100%                     141,828,590  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2                  Azurix Corp.          Enron BW Holdings      (227,781,848)  Unconsolidated                -     (36,466,685)
                                             Ltd. - 33% Common                     (a)
                                             Atlantic Water
                                             Trust- 66.66%
                                             Common
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.1                AEL Finance B.V.      100%                       (559,391)  Unconsolidated                -        (556,903)
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.2                Azurix AGOSBA         100%                     (8,130,872)  Unconsolidated                -          (1,000)
                       Holdings Ltd.                                               (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.2.1              Azurix AGOSBA Ltd.    100%                         (2,141)  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.2.2              Operadora de Buenos   Azurix AGOSBA            (2,360,232)  Unconsolidated                -      (2,505,163)
                       Aires S.R.L.          Ltd. - 0.001%                         (a)
                                             Azurix AGOSBA
                                             Holdings Ltd. -
                                             99.999%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.3                Azurix Argentina      100%                    (10,139,408)  Unconsolidated                -            (300)
                       Holding, Inc.                                               (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.3.1              Azurix AGOSBA         Azurix Corp. -          (16,578,375)  Unconsolidated                -        (693,510)
                       S.R.L.                0.001%                                (a)
                                             Azurix Argentina
                                             Holding, Inc.-
                                             99.999%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.3.1.1            Azurix Buenos Aires   Operadora de                       -  Unconsolidated                -                -
                       S.A.                  Buenos Aires                          (a)
                                             S.R.L - 20%
                                             Azurix AGOSBA
                                             S.R.L.- 80%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.3.2              Azurix Argentina      Azurix Corp. -                63,960  Unconsolidated                -         (15,473)
                       Services S.R.L.       0.001%                                (a)
                                             Azurix Argentina
                                             Holding, Inc.-
                                             99.999%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.4                Azurix Argentina      100%                               -  Unconsolidated                -                -
                       Investments Ltd.                                            (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.5                Azurix Brasil         100%                               -  Unconsolidated                -                -
                       Holdings Ltd.                                               (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.6                Azurix Buenos Aires   100%                         938,803  Unconsolidated                -                -
                       Investments Ltd.                                            (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.6.1              Azurix Argentina      100%                         938,804  Unconsolidated                -                -
                       Finance Ltd.                                                (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.7                Azurix Cancun B.V.    100%                      34,976,700  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.8                Azurix Germany B.V.   100%                         156,089  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.8.1              Azurix Butzbach       100%                         116,314  Unconsolidated                -                -
                       Holdings GmbH                                               (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.8.1.1            Lurgi Bamag do        Azurix Butzbach                    -  Unconsolidated                -                -
                       Brasil Ltda.          Holdings GmbH -                       (a)
                                             80%
                                             Gilmore Ltd. - 20%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.9                Azurix IASA B.V.      100%                          15,850  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.10               Azurix Isla Mujeres   100%                           9,863  Unconsolidated                -                -
                       B.V.                                                        (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.11               Azurix Limited        100%                           1,000  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.11.1             Azurix Europe Ltd.    100%                               -  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.12               Azurix Mexico City    100%                          17,008  Unconsolidated                -                -
                       B.V.                                                        (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.13               Azurix Misiones       100%                             645  Unconsolidated                -         (12,999)
                       Holdings Ltd.                                               (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.13.1             Azurix Misiones       100%                             902  Unconsolidated                -              (1)
                       Ltd.                                                        (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.13.2             Azurix Ecopreneur     Azurix Misiones               12,662  Unconsolidated                -                -
                       Holdings S.R.L.       Ltd. - 0.001%                         (a)
                                             Azurix Misiones
                                             Holdings Ltd. -
                                             99.999%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.14               Rio Azul Cayman       100%                         233,648  Unconsolidated                -          (1,000)
                       Holdings Limited                                            (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.2.2.14.1             Rio Azul Cayman       100%                         233,648  Unconsolidated                -                -
                       Limited                                                     (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.3                    Bam Lease Company     100%                   (118,825,613)    (136,135,601)               -     (46,697,417)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.3.1                  Kingfisher I LLC      100%                   (148,234,206)    (148,234,206)               -    (147,619,137)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.4                    Clinton Energy        100%                    (40,741,035)     (40,741,035)               -     (26,385,206)
                       Management
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.5                    CrossCountry Energy   Class A:                   (118,684)            (260)               -            (568)
                       Corp.                 Enron Corp. - 55%
                                             Class B:
                                             Enron
                                             Transportation
                                             Services, LLC -
                                             18%
                                             Enron Operations,
                                             L.P. - 9%
                                             Enron Operations
                                             Services, LLC -
                                             18%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.6                    East Java Funding     100%                        (20,226)         (20,226)               -         (31,875)
                       Corp. B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.7                    EGP Fuels Company     100%                   (420,906,179)    (420,243,710)               -     (17,713,950)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8                    PE Holdings LLC       100%                     415,013,790      415,013,790               -             (68)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1                  Egret I LLC           100%                             500              500               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1                Whitewing             Egret I LLC- 50%               1,000  Unconsolidated                -                -
                       Management LLC        Class A                               (a)
                                             Enron Corp. - 50%
                                             Class B
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1              Whitewing             Whitewing              4,834,911,469    3,905,772,551               -    (938,656,379)
                       Associates, L.P.      Management LLC -
                                             0.01% GP
                                             Kingfisher I LLC
                                             - ___% LP
                                             Peregrine I LLC -
                                             ___% LP
                                             Enron Corp. ___%
                                             LP Class B
                                             (allocations and
                                             distributions
                                             made pursuant to
                                             the LP agreement,
                                             as amended)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1            Blue Heron I LLC      100%                         152,199                -               -        (100,783)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.1          Anhinga, L.P.         Blue Heron I LLC         339,472,917      241,310,357               -            (824)
                                             - 0.01% GP
                                             SE Acquisition,
                                             L.P. - 99.99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.2          ENA Asset Holdings    Blue Heron I LLC         331,282,048          955,052               -      (1,405,690)
                       L.P.                  - 0.01% GP
                                             Whitewing
                                             Associates, L.P.
                                             -99.89% LP
                                             Peregrine I LLC -
                                             0.1% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.3          Fiber Systems L.P.    Blue Heron I LLC                   -  Unconsolidated                -                -
                                             - 0.01% GP                            (a)
                                             SE Acquisition,
                                             L.P. - 99.99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.4          Merlin Acquisition    Blue Heron I LLC          40,805,931            2,715               -                -
                       L.P.                  - 0.01% GP
                                             SE Acquisition,
                                             L.P. - 99.99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.5          Pelican Bidder LLC    Blue Heron I LLC        (25,985,564)        8,783,193               -                -
                                             - 0.01%Class A
                                             SE Acquisition,
                                             L.P. - 99.99%
                                             Class B
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.5.1        Pelican Bidder        100%                               -                -               -                -
                       Cayman Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.5.2        LFT I Interest        100% Beneficial                    -                -               -                -
                       Owner Trust           Ownership
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.6          SE Acquisition,       Blue Heron I LLC         828,847,870           76,585               -    (145,993,006)
                       L.P.                  - 0.01% GP
                                             Whitewing
                                             Associates, L.P.
                                             - 99.99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.7          SE Goldeneye, L.P.    Blue Heron I LLC          50,425,000  Unconsolidated                -                -
                                             - 0.01% GP                            (a)
                                             SE Acquisition,
                                             L.P. - 99.99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.8          SE Raptor L.P.        Blue Heron I LLC           2,132,972        1,369,433               -                -
                                             - 0.01% GP
                                             SE Acquisition,
                                             L.P. - 99.99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.9          SE Thunderbird L.P.   Blue Heron I LLC          74,779,955       74,776,335               -                -
                                             - 0.01% GP
                                             SE Acquisition,
                                             L.P. - 99.99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.8.1        Ibis Turbine          100%                           1,000           53,500               -                -
                       Corporation
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.1.10         Woodlark, L.P.        Blue Heron I LLC         221,715,080      219,972,559               -                -
                                             - 0.01% GP
                                             SE Acquistion,
                                             L.P. - 99.99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.1.1.1.2            Condor Share Trust    (Whitewing             3,840,367,340    3,840,367,340               -  (2,840,367,340)
                                             Associates LP -
                                             Beneficial
                                             ownership)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.8.2                  Peregrine I LLC       100%                     401,613,193      415,013,358               -    (200,980,975)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.9                    ENA CLO I Holding     100%                          96,785           96,785               -          (3,315)
                       Company GP L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.9.1                  ENA CLO I Holding     ENA CLO I Holding             99,880  Unconsolidated                -                -
                       Company II L.P.       Company GP                            (a)
                                             L.L.C.- 50% GP
                                             Enron Corp. - 50%
                                             LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.10.                  Generacion            Enron Corp. -           (17,300,761)     (22,100,726)               -     (24,221,930)
                       Mediterranea, S.A.    99.999%
                                             Enron
                                             Transportation
                                             Services, LLC -
                                             0.001%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.11                   Enron BW Holdings     100%                   (357,753,663)    (357,753,663)               -    (357,753,663)
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.12                   Enron Capital         Enron Corp. -          (334,795,770)    (331,402,960)               -     (86,860,616)
                       Investments Corp.     81.96%
                                             Smith Street Land
                                             Company - 8.22%
                                             Enron Global
                                             Exploration &
                                             Production, Inc.
                                             - 6.87%
                                             Enron Caribbean
                                             Basin LLC - 1.74%
                                             Boreas Holding
                                             Corp. - 1.21%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.12.1                 Enron Diversified     100%                     (4,100,451)      (4,099,810)               -            (227)
                       Investments Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.13                   Enron Capital LLC     Enron Corp. -            270,222,066      270,222,067               -          (5,326)
                                             0.01%
                                             Enron Preferred
                                             Capital Corp. -
                                             99.99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.14                   Enron Cayman          100%                       6,316,401        6,316,401               -      (1,829,824)
                       Leasing Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.14.1                 Enron Property        100%                       2,829,635        8,146,225               -            (123)
                       Management Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.14.1.1               Enron Leasing         Enron Property           (3,418,238)      372,271,435               -         (41,992)
                       Partners, L.P.        Management Corp.
                                             - 1% GP
                                             Organizational
                                             Partner, Inc. -
                                             98% LP
                                             EN-BT Delaware,
                                             Inc. - 1% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.15                   Enron Ceska           100%                        (15,608)         (15,608)               -         (19,053)
                       Republika B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16                   Enron                 100%                   (937,798,810)    (937,798,835)               -          (1,000)
                       Communications
                       Group, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1                 Enron Broadband       100%                   (927,271,506)    (926,586,404)               -    (178,653,914)
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.1               Big Island VIII,      100%                           (496)            (496)               -            (596)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.2               DataSystems Group,    100%                     (7,649,084)      (7,649,084)               -         (29,688)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.3               EBS Content System    Enron Broadband           28,359,750  Unconsolidated                -                -
                       L.L.C.                Services, Inc.-                       (a)
                                             0.00176% Class A
                                             Member and
                                             13.91398% Class B
                                             Member
                                             nCube
                                             Corporation.00176%
                                             Class A Member
                                             nCube Corporation
                                             7.05276% Class B
                                             Member
                                             SE Thunderbird,
                                             L.P.65.72154%
                                             Class B Member
                                             McGarret VIII,
                                             L.L.C.13.30820%
                                             Class C Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.4               EBS Global Cable      100%                               -                -               -                -
                       and Satellite, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.5               ECI-Nevada Corp.      100%                      33,927,126       33,927,126               -              (1)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.6               ECI-Texas, L.P.       Enron Broadband           57,070,996       57,070,998               -         (72,942)
                                             Services, Inc. -
                                             1% GP
                                             ECI-Nevada Corp.
                                             - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.7               EnRock Management,    100%                        (47,964)           16,478               -         (28,084)
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.7.1             EnRock, L.P.          EnRock                     7,549,781        (190,000)               -        (214,455)
                                             Management, LLC -
                                             1% GP
                                             ECI-Texas, L.P. -
                                             49.5% LP
                                             Enron Broadband
                                             Services, Inc. -
                                             49.5% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.8               Enron Broadband       Enron Broadband         (32,397,410)     (15,102,280)               -      (2,696,630)
                       Services, L.P.        Services, Inc. -
                                             1% GP
                                             Enron Broadband
                                             Services, Inc. -
                                             99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.9               Enron Broadband       100%                     (6,809,508)      (6,809,508)               -      (2,909,195)
                       Investments Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.9.1             EBS Investments,      100%                    (14,985,660)     (14,985,661)               -     (43,159,560)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.10              Enron Broadband       100%                     (2,143,053)      (1,592,911)               -      (1,992,888)
                       Services Canada Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11              Enron Broadband       100%                     (4,965,861)      (4,947,016)               -        (531,723)
                       Services
                       Netherlands B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.1            EBS Mexico, LLC       100%                         (1,036)          (1,036)               -          (1,036)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.2            Enron Broadband       100%                               -                -               -                -
                       Services Asia B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.3            Enron Broadband       Enron Broadband            (413,191)        (379,813)               -        (589,174)
                       Services              Services
                       Asia/Pacific Pte      Netherlands 2
                       Ltd                   B.V. - 0.01%
                                             Enron Broadband
                                             Services
                                             Netherlands B.V.-
                                             99.99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.4            Enron Broadband       100%                               -                -               -                -
                       Services UK Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.5            Enron Broadband       100%                           (979)         (24,836)               -          (3,001)
                       Services Denmark ApS
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.6            Enron Broadband       100%                           3,584              844               -                -
                       Services Espana S.L.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.7            Enron Broadband       100%                               -                -               -                -
                       Services France
                       S.A.S.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.8            Enron Broadband       Enron Broadband             (10,598)          (7,460)               -         (14,425)
                       Services Italy        Services
                       S.r.L.                Netherlands B.V.
                                             - 99%
                                             Enron Broadband
                                             Services
                                             Netherlands 2
                                             B.V. - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.9            Enron Broadband       100%                       (178,698)        (238,464)               -        (395,950)
                       Services Japan K.K.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.10           Enron Broadband       EBS Mexico,                     (61)             (86)               -                -
                       Servicios de Mexico   L.L.C. - 0.01%
                       SRL de CV             Enron Broadband
                                             Services
                                             Netherlands B.V.-
                                             99.99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.11           Enron Broadband       100%                        (37,721)         (25,403)               -         (24,830)
                       Services
                       Netherlands 2 B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.12           Enron Broadband       100%                       (434,003)        (346,715)               -        (452,574)
                       Services Network
                       Y.K.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.13           Enron Broadband       100%                     (1,909,444)      (1,279,246)               -      (2,058,462)
                       Services Operating
                       Company B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.14           Enron Broadband       100%                           2,415         (29,999)               -         (19,305)
                       Services Sweden AB
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.11.15           Enron Broadband       100%                               -                -               -                -
                       Services Marketing
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.12              Enron                 100%                           8,198            8,198               -          (1,000)
                       Communications
                       India I, Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.12.1            Enron India CDS       100%                               -            8,198               -                -
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.13              Enron                 100%                    (60,999,609)     (60,999,609)               -        (544,929)
                       Communications
                       Leasing Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.14              Enron Global          100%                         478,142          478,134               -          (1,000)
                       Communications,
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.14.1            EBS Hong Kong, Ltd.   100%                             992              992               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.14.2            Enron Broadband       EBS Hong Kong,              (82,310)         (82,076)               -         (82,310)
                       Services Hong Kong    Ltd. - 0.01%
                       Limited               Enron Global
                                             Communications,
                                             Ltd.- 99.99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.15              Enron                 100%                         (7,864)          (7,865)               -          (1,283)
                       Telecommunications,
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.16.             McGarret VIII,        Enron Broadband                    -                -               -                -
                       L.L.C.                Services, Inc.-
                                             0.01% Class A
                                             Member
                                             Enron Corp -
                                             99.99% Class B
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.16.1.16.             Modulus               100%                       7,996,188        7,996,188               -            (647)
                       Technologies, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.17                   Enron CPO Holdings,   100%                        (26,675)         (26,675)               -                -
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.17.1                 Enron International   100%                           (393)         (26,675)               -         (16,365)
                       CPO B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.18                   Enron CTS             100%                     (6,850,662)      (6,850,662)               -     (26,893,051)
                       International, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.19.                  Enron Development     100%                      10,000,229       14,418,067               -        (329,000)
                       Piti Holdings Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.19.1                 Marianas Energy       FPP Guam LLC - 50%                 -  Unconsolidated                -                -
                       Company LLC           Enron Development                     (a)
                                             Piti Holdings
                                             Corp. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.                  Enron Energy          100%                    (13,313,723)     (13,313,722)               -      (7,139,233)
                       Services
                       International Co.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.1                 Enron Energy          100%                    (29,326,131)     (24,131,085)               -     (10,947,570)
                       Services Canada
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.1.1               Enron Direct Canada   100%                    (14,578,239)      (8,342,887)               -      (8,761,379)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.1.1.1             Enron Direct          Enron Direct                  66,280         (27,186)               -      (3,731,927)
                       Limited Partnership   Canada Corp. -
                                             0.001% GP
                                             Enron Canada
                                             Corp. - 99.999% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2                 Enron Energy          100%                               -                -               -                -
                       Services Europe
                       B.V.i.l.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.1               EES Europe 2 B.V.     100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.2               Enron Energy          100%                               -                -               -                -
                       Services France
                       S.A.S.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.3               Enron Energy          EES Europe 2 B.V.                  -                -               -                -
                       Services Italy        - 1%
                       S.R.L.                Enron Energy
                                             Services Europe
                                             B.V.i.l. - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.4               Enron Energy          100%                               -                -               -                -
                       Services Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.4.1             Enron Energy          100%                               -                -               -                -
                       Services
                       Engineering U.K.
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.4.2             TME Torpy Limited     100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.4.2.2           TME Northern          100%                               -                -               -                -
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.5               Enron Energy          100%                               -                -               -                -
                       Services
                       Netherlands B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.6               Enron Energy          Enron Energy                       -                -               -                -
                       Services Portugal,    Services Europe
                       LDA                   B.V.i.l. - 99.9%
                                             Lou L. Pai - 0.1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.7               Enron Energy          100%                               -                -               -                -
                       Services Spain, S.L.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.7.1             Enron Directo, S.L.   100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.8               Enron Energy          100%                               -                -               -                -
                       Services Sverige AB
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.9               Enron Middle Market   100%                               -                -               -                -
                       Europe Holdings 2
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.9.1             Enron Middle Market   100%                               -                -               -                -
                       Europe Holdings
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.2.9.1.1           Enron Direct          100%                               -                -               -                -
                       Netherlands B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.3                 Enron Energy          100%                        (24,000)         (23,999)               -        (691,195)
                       Services
                       International
                       Leasing, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.4                 Enron Energy          100%                             926              926               -                -
                       Services Mexico
                       Holding Co.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.4.1               Energia Eficiente     Enron Energy                       -                -               -                -
                       de Mexico Holding,    Services
                       S.de R.L.de C.V.      International Co.
                                             - 1%
                                             Enron Energy
                                             Services Mexico
                                             Holding Co.- 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.4.1.1             Energia Eficiente     Enron Energy                       -                -               -                -
                       de Mexico             Services Mexico
                       Operaciones, S.de     Holding Co. - 1%
                       R.L.de C.V.           Energia Eficiente
                                             de Mexico
                                             Holding, S.de
                                             R.L.de C.V. - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.20.4.1.2             Energia Eficiente     Enron Energy                       -                -               -                -
                       de Mexico             Services Mexico
                       Servicios, S. de      Holding Co. - 1%
                       R.L. de C.V.          Energia Eficiente
                                             de Mexico
                                             Holding, S.de
                                             R.L.de C.V. - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21                   Enron Energy          Enron Corp. -        (2,969,206,734)  (2,938,567,411)               -  (1,072,131,472)
                       Services, LLC         98.16%
                                             Enron Capital
                                             Management II
                                             Limited
                                             Partnership- 1.8%
                                             Enron Capital
                                             Management III
                                             Limited
                                             Partnership- 0.04%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.1                 Cortez Energy         Enron Energy                   7,740  Unconsolidated                -                -
                       Services, LLC         Services, LLC -                       (a)
                                             49% Class A and
                                             100% Class B
                                             LJM2
                                             Co-Investment,
                                             L.P. - 51% Class A
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.2                 Desert I LLC          Enron Energy                       -                -               -                -
                                             Services, LLC -
                                             100% Class A
                                             Porcupine I LLC -
                                             100% Class B
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3                 Enron Energy          100%                 (3,450,140,315)  (3,450,141,971)               -  (3,128,759,905)
                       Services
                       Operations, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.1               Aeneas, L.L.C.        Enron Energy              47,832,101  Unconsolidated                -                -
                                             Services                              (a)
                                             Operations, Inc.-
                                             100% Class A
                                             Heracles Trust -
                                             100% Class B
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.2               Blackbird 2 LLC       100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.3               Brant LLC             100%                           1,000            1,000               -     (50,425,000)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.4               EES Property          100%                          22,950           22,951               -      (1,733,516)
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.5               EESO Merchant         100%                    (13,558,649)     (13,558,649)               -     (14,016,323)
                       Investments, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.6               Enron Acquisition     100%                       (168,403)        (168,402)               -      (2,189,523)
                       III Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.7               Enron Energy          100%                     (6,033,636)      (6,033,637)               -     (60,420,896)
                       Information
                       Solutions, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.8               Enron Energy          100%                   (388,633,950)    (388,633,949)               -    (476,166,984)
                       Marketing Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.9               Enron Energy          100%                 (1,293,757,243)  (1,293,757,244)               -  (6,735,523,482)
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.10              Enron Energy          100%                    (41,871,516)     (41,871,514)               -    (166,046,227)
                       Services North
                       America, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.10.1            Bentley Energy        100%                               -                -               -                -
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.10.2            THE BMP Team, L.L.C.  Puget Sound                    3,939            3,938               -                -
                                             Energy Services,
                                             Inc. - 50%
                                             Enron Energy
                                             Services North
                                             America, Inc. -
                                             50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.11              Enron Federal         100%                    (11,692,837)     (11,692,838)               -      (5,818,888)
                       Solutions, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.12              McGarret X, L.L.C.    Enron Energy                       -                -               -                -
                                             Services
                                             Operations, Inc.
                                             - 0.01% Class A
                                             Enron Corp. -
                                             99.99% Class B
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.12.1            LE Hesten Energy      McGarret X,                8,524,606  Unconsolidated                -                -
                       LLC                   L.L.C.- 50% Class                     (a)
                                             A - VOTING
                                             Eli Lilly and
                                             Company - 50%
                                             Class B Member -
                                             VOTING
                                             Merganser LLC -
                                             0% Class C Member
                                             - VOTING - except
                                             as provided by
                                             Sec. 10.01(a) of
                                             LLC Agreement
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.13              Merganser LLC         100%                      50,425,000       50,425,000               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14              Omicron               100%                   (102,231,917)    (102,231,916)               -             (17)
                       Enterprises, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1            Artemis Associates,   100%                    (32,955,312)     (32,956,219)               -     (39,961,640)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1          Enron Facility        100%                     (8,582,439)      (8,582,440)               -    (965,860,109)
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.1        EFS II, Inc.          100%                        (27,130)         (27,130)               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2        EFS Holdings, Inc.    100%                     (8,012,971)     (12,650,236)               -      (2,765,565)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1      EES Service           EFS Holdings,             28,624,840       36,449,273               -     (15,842,415)
                       Holdings, Inc.        Inc. - 64%
                                             EFS Holdings,
                                             Inc. - 36%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.1    Pyramid I Asset,      EES Service               25,000,000  Unconsolidated                -                -
                       L.L.C.                Holdings, Inc. -                      (a)
                                             0.01% Class A
                                             Sphinx Trust -
                                             99.99% Class B
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2    ServiceCo Holdings,   EES Service               48,197,132      (5,266,018)               -    (251,039,771)
                       Inc.                  Holdings, Inc.-
                                             99.31%
                                             Sorrento Ventures
                                             Growth Partners
                                             I, L.P. - 0.48%
                                             Sorrento Ventures
                                             IIB, L.P. - 0.08%
                                             ARSOBRO, L.P. -
                                             0.06%
                                             Arthur Nicholas -
                                             0.03%
                                             Thomas A. Page,
                                             Trustee of the
                                             Page Living Trust
                                             - 0.03%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.1  FieldCentrix, Inc.    ServiceCo                     30,510                -               -                -
                                             Holdings, Inc.-
                                             2.6% Common
                                             Redeemed - 97.4%
                                             Common
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2  ServiceCo             100%                     252,404,361      252,404,361               -     (11,571,444)
                       Operations, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.1 *TCTJB IV, Inc.,     100%                      17,217,978       17,217,978               -          (3,830)
                       fka Affiliated
                       Building Services,
                       Inc. Holding
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.1.1  *TCTJB V, Inc.,   100%                      14,640,681       14,640,680               -      (2,296,288)
                         fka Affiliated
                         Building Services,
                         Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.1.1.1  Philadelphia    TCTJB V, Inc. -          (1,389,744)      (2,229,563)               -      (3,500,370)
                         Airport             50%
                         Services(Joint      General Asphalt
                         Venture)            Paving Co. Inc. -
                                             25%
                                             US Facilities,
                                             Inc. - 25%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.2 *TCTJB VII, Inc.,    100%                       3,068,291        3,068,291               -          (3,867)
                        fka The Linc
                        Corporation Holding
                        Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.2.1 *TCTJB VIII, Inc., 100%                       3,072,059        3,072,058               -        (297,265)
                         fka The Linc
                         Corporation
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.3  Enron Energy        100%                          68,883           68,883               -        (150,927)
                         Services Process
                         Technologies, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.3.1  *TCTJB X, Inc.,   100%                               -                -               -                -
                         fka Integrated
                         Process
                         Technologies, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.4 *TCTJB I, Inc., fka  100%                      16,289,881       16,289,880               -        (288,554)
                        Linc Service
                        Holdings, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.4.1 *TCTJB II, Inc.,   100%                      13,115,697       13,115,697               -          (6,104)
                         fka Linc Mechanical
                         Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.4.2 *TCTJB III, Inc.,  100%                       3,459,386        3,459,387               -          (2,620)
                         fka Linc Service
                         Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.4.2.1  Enron EES       100%                       1,948,624        1,948,623               -        (186,569)
                         Acquisition I Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.4.2.1.1  *TCTJB XI,    100%                               -                -               -                -
                        Inc., fka Jon Pierce
                        Incorporated
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.4.2.1.1.1 *TCTJB.XII,   100%                       2,088,084        2,088,083               -                -
                         Inc., fka Pierce
                         Mechanical, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.1.2.2.4.2.2  *TCTJB XIII,    100%                       (523,286)        (523,286)               -      (1,346,712)
                         Inc., fka The Linc
                         Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.2      EFS Construction      100%                     (3,365,006)      (3,365,004)               -        (309,485)
                       Management
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3      EFS I, Inc.           100%                    (27,871,392)     (27,871,392)               -      (5,139,005)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.1    EFS III, Inc.         100%                     (1,502,708)      (1,502,707)               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.1.1  EFS IV, Inc.          100%                    (17,410,164)     (17,410,164)               -      (2,398,911)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.1.1.1 EFS V, Inc.          100%                      17,134,945       17,134,944               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.1.1.2 EFS VI, LP           EFS IV, Inc. - 1%              1,000                -               -                -
                                             GP
                                             George Miller -
                                             99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.2    EFS Corporate         100%                    (19,993,107)     (19,993,107)               -     (55,058,669)
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.3    EFS XIII, Inc.        100%                       5,215,014        5,215,014               -         (57,236)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.3.1  EFS XVII, Inc.        100%                       5,459,278        5,307,613               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.4    Jovinole              EFS I, Inc. -                356,084          357,223               -                -
                       Associates(General    Class I GP
                       Partnership)          EFS XVII, Inc. -
                                             Class II GP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.5    EFS VII, Inc.         100%                    (21,250,765)     (21,250,764)               -              (9)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.5.1  EFS VIII, Inc.        100%                    (20,850,256)     (21,247,892)               -        (469,456)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.5.1.1 EFS IX, Inc.         100%                      30,910,732       30,910,732               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.5.1.2 EFS X, Inc.          100%                     (4,812,776)      (4,812,776)               -      (6,217,566)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.5.1.3 EFS XII, Inc.        100%                       (490,989)        (490,989)               -      (2,555,713)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.5.1.4 EFS XI, Inc.         100%                     (9,425,303)      (9,425,302)               -      (9,396,510)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.14.1.1.2.3.6    EFS XV, Inc.          100%                       (830,122)        (830,122)               -            (678)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.15              EES Settlement LLC    100%                       9,252,273        8,164,685               -      (1,078,576)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.16              Teal LLC              100%                             621            1,000               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.16.1            Pintail I LP          Teal LLC- 1% GP           50,425,389       50,425,010               -                -
                                             Enron Energy
                                             Services
                                             Operations, Inc.
                                             - 99.9% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.16.2            Redhead I LP          Teal LLC - 0.1% GP        50,426,001       50,426,001               -                -
                                             Brant LLC - 99.9%
                                             Residual LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.3.17              Tenant Services,      100%                     (3,833,077)      (3,833,077)               -     (80,150,518)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.4                 McGarret I, L.L.C.    Enron Energy                       -                -               -                -
                                             Services, LLC -
                                             0.01% Class A
                                             Member
                                             Enron North
                                             America Corp -
                                             66.66% Class B
                                             Member
                                             Enron Corp -
                                             33.33% Class B
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.5                 McGarret II, L.L.C.   Enron Energy                       -                -               -                -
                                             Services, LLC -
                                             0.01% Class A
                                             Member
                                             Enron North
                                             America Corp -
                                             66.66% Class B
                                             Member
                                             Enron Corp -
                                             33.33% Class B
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.6                 McGarret III, L.L.C.  Enron Energy                       -                -               -                -
                                             Services, LLC -
                                             0.01% Class A
                                             Member
                                             Enron North
                                             America Corp -
                                             66.66% Class B
                                             Member
                                             Enron Corp -
                                             33.33% Class B
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.7                 NewPower Holdings,    Enron Energy             197,645,937  Unconsolidated                -                -
                       Inc.                  Services, LLC -                       (a)
                                             63.37%
                                             Cortez Energy
                                             Services, LLC -
                                             36.63%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.7.1               TNPC Holdings, Inc.   100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.7.1.1             The New Power         100%                               -                -               -                -
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.8                 Tahiti Trust (100%    100%                               -                -               -                -
                       Beneficial Owner)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.9                 Pronghorn I LLC       100%                   (169,280,104)    (169,280,104)               -    (104,928,183)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.9.1               McGarret XII,         Pronghorn I LLC -                  -                -               -                -
                       L.L.C.                0.01% Class A
                                             Member
                                             Enron North
                                             America Corp -
                                             66.66% Class B
                                             Member
                                             Enron Corp -
                                             33.33% Class B
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.9.2               McGarret XIII,        Pronghorn I LLC -                  -                -               -                -
                       L.L.C.                0.01% Class A
                                             Member
                                             Enron North
                                             America Corp -
                                             66.66% Class B
                                             Member
                                             Enron Corp -
                                             33.33% Class B
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.9.3               Porcupine I LLC       100%                   (371,138,841)    (371,138,841)               -    (146,952,622)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.21.10                EES Warrant Trust     100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22                   Enron Engineering &   100%                 (1,523,080,358)  (1,123,713,032)               -     (23,292,773)
                       Construction Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.1                 Enron Advisory        100%                           1,000            1,000               -                -
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.2                 Enron Power &         100%                       5,317,966        5,317,966               -      (9,760,131)
                       Industrial
                       Construction Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.3                 EPC Estate            100%                 (1,381,106,584)  (1,381,106,583)               -    (726,208,255)
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.3.1               NEPCO Services        100%                        (41,672)         (41,673)               -        (203,188)
                       International, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.3.1.1             NEPCO Power           100%                               -                -               -                -
                       Construction do
                       Brasil Ltda.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.3.2               NEPCO Power           100%                   (287,506,301)    (287,506,302)               -      (2,329,911)
                       Procurement Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.4                 Operational Energy    100%                         905,343          905,339               -      (4,183,970)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.4.1               OEC Holding Ltd.      100%                         293,281          293,281               -      (1,939,277)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.4.1.1             Enron Gaza            100%                         288,486          288,486               -      (1,165,439)
                       Operations Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.4.1.2             OEC Nigeria Limited   100%                           4,763                -               -        (111,886)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.22.5                 National Energy       100%                               -                -               -                -
                       Production
                       Corporation of
                       Canada, Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.23                   Enron Equity Corp.    Atlantic                (37,373,334)      139,781,439               -      (3,321,956)
                                             Commercial
                                             Finance, Inc. -
                                             14.37%
                                             Enron Corp. -
                                             85.63%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.23.1                 Enron International   100%                     (4,608,911)      (4,608,911)               -      (4,524,247)
                       Energy (Asia) Pte.
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.23.2                 Enron Light           Enron Equity               2,729,013        2,297,742               -          (7,041)
                       Hydrocarbons France   Corp.- 99.9%
                                             Robert J. Semple
                                             - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.24                   Enron European        100%                      33,579,109       33,579,109               -            (121)
                       Power Investor LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.24.1                 McGarret VI, L.L.C.   Enron European                     -                -               -                -
                                             Power Investor
                                             LLC- 0.01% Class
                                             A Member
                                             Enron Corp. -
                                             99.99% Class B
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.25                   Enron Europe L.L.C.   100%                      29,611,972       29,611,973               -     (45,494,999)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.26                   Enron Expat           100%                         228,021          228,019               -     (27,559,150)
                       Services Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.26.1                 Enron Overseas        100%                        (18,012)         (18,014)               -     (10,417,659)
                       Services Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27                   Enron Finance         100%                     114,005,822      114,005,822               -         (37,421)
                       Management, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.1                 Enron Asset           Enron Finance          2,018,930,189    2,067,697,742               -    (742,410,516)
                       Holdings, LLC         Management, LLC -
                                             1% Class A Member
                                             Enron
                                             Intermediate
                                             Holdings, LLC -
                                             99% Class B Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.1.1               Enron LNG Power       100%                     274,990,219      228,245,769               -      (5,474,443)
                       (Atlantic) Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.1.1.1             LNG Power IV Limited  100%                     138,284,742      138,284,741               -    (111,594,626)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.1.1.1.1           LNG Power II, L.L.C.  100%                     151,985,201      151,985,201               -          (2,305)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.1.2               LNG Power I, L.L.C.   Enron Asset               40,400,635       40,400,635               -          (2,452)
                                             Holdings, LLC-
                                             0.01% Class A
                                             Member
                                             LNG Power II,
                                             L.L.C. - 99.99%
                                             Class B Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.1.3               LNG Power VI          100%                    (21,796,944)  Unconsolidated                -                -
                       Limited                                                     (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.1.3.1             LNG Power III,        LNG Power VI              97,493,593  Unconsolidated                -            (100)
                       L.L.C.                Limited - 25%                         (a)
                                             Class A Member
                                             LNG Power I
                                             L.L.C. - 75%
                                             Class B Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.2                 Enron Northwest       Enron Finance             95,136,369       20,454,629               -     (64,553,176)
                       Assets, LLC           Management, LLC -
                                             0.0896887% Class
                                             A Member
                                             Enron Northwest
                                             Intermediate, LLC
                                             - 99.103113%
                                             Class B Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.3                 Enron Northwest       Enron Finance           (20,405,133)     (20,405,134)               -          (3,385)
                       Finance, LLC          Management, LLC -
                                             0.000895% Class A
                                             Member
                                             Enron Corp. -
                                             93.894174% Class
                                             B Member
                                             Enron Property &
                                             Services Corp. -
                                             5.930746% Class B
                                             Member
                                             JILP-L.P., Inc. -
                                             0.174185% Class B
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.3.1               Enron Northwest       100%                    (21,018,447)     (21,018,447)               -    (214,155,949)
                       Intermediate, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.4                 Enron Finance         Class A Member:         (44,351,982)     (48,630,169)               -    (668,212,414)
                       Partners, LLC         Enron Finance
                                             Management, LLC -
                                             0.00018%
                                             Class B Members:
                                             Enron Capital
                                             Investment Corp -
                                             97.9608%
                                             Smith Street Land
                                             Company - 0.2369%
                                             Enron Global
                                             Exploration &
                                             Production, Inc.
                                             - 0.2442%
                                             Enron Corp. -
                                             0.2213%
                                             Enron Caribbean
                                             Basin LLC -
                                             1.2869%
                                             Boreas Holdings
                                             Corp. - 0.0496%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.27.4.1               Enron Intermediate    100%                    (49,814,427)     (49,814,427)               -  (2,248,971,391)
                       Holdings, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.28                   Enron Funding Corp.   100%                       2,132,161        2,132,162               -     (59,087,644)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.29                   Enron Global          100%                     495,012,214      495,012,213               -     (67,298,749)
                       Exploration &
                       Production, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.29.1                 EGEP Services Inc.    100%                    (34,387,632)     (34,387,635)               -    (131,268,669)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.29.2                 EGEP China Inc.       100%                       2,573,359        2,573,359               -              (2)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.29.2.1               EGEP China Company    100%                         (7,308)          (7,308)               -          (7,310)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.30.                  Enron Global          100%                   (131,734,459)    (131,734,463)               -     (26,757,405)
                       Markets LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.30.1                 Enron Freight         100%                     (3,007,750)      (3,007,749)               -      (1,198,224)
                       Markets Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.30.2                 Enron Market Claims   100%                     (3,623,296)      (3,623,296)               -         (12,000)
                       Trading Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.30.2.1               Enron (Bermuda)       100%                     (3,612,296)      (3,612,296)               -      (3,612,387)
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.31                   Enron Hrvatska        100%                        (11,118)         (11,120)               -         (41,860)
                       Development B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32                   Enron Industrial      100%                    (63,774,483)     (63,774,479)               -     (33,648,062)
                       Markets LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1                 Enron Industrial      100%                        (67,646)         (67,646)               -          (1,001)
                       Markets GP Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1               Sundance Industrial   Enron Industrial       (164,428,632)    (164,428,633)               -     (21,462,358)
                       Partners L.P.         Markets LLC -GP
                                             Enron North
                                             America Corp.
                                             -Class A LP
                                             Enron Industrial
                                             Markets GP Corp.
                                             - Class B LP
                                             Enron Corp.-
                                             Class C LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.1             EIM Holdings I        100%                   (250,041,060)    (250,041,059)               -         (27,486)
                       (Netherlands) B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.1.1           EIM Holdings II       100%                    (16,844,496)     (16,844,495)               -     (16,854,893)
                       (Netherlands) B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.1.1.1         4138198 Canada Inc.   100%                   (224,095,464)    (233,170,881)               -  (1,623,440,864)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.1.1.1.2       Hansen Investments    100%                    (29,069,259)     (29,069,258)               -         (28,489)
                       Co.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.1.1.1.3       Newman Investments    100%                      32,834,920    1,072,339,269               -         (23,220)
                       Co.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.1.1.1.4       Compagnie de          100%                               -                -               -                -
                       Papiers Stadacona
                       Ltee
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.2             EIM Holdings (US)     100%                      13,155,889       13,155,889               -      (2,004,975)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.2.1           Ste. Aurelie          100%                      13,158,987       13,158,987               -         (65,582)
                       Timberlands Co. Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.3             Fishtail LLC          Sundance                  85,383,433       85,383,433               -     (85,515,396)
                                             Industrial
                                             Partners
                                             L.P.-0.01% Class
                                             A Member
                                             Enron North
                                             America Corp. -
                                             20% Class B Member
                                             Sonoma I, LLC-
                                             79.99% Class .
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.4             Garden State Paper    100%                    (20,344,456)        8,000,000               -     (11,639,595)
                       Company, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.32.1.1.5             Sonoma I, L.L.C.      100%                      85,383,333       85,383,333               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.33                   Enron International   100%                      28,684,646       28,684,646               -             (23)
                       Asset Management
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.33.1                 Enron Accro B.V.      100%                         684,692          797,108               -        (380,597)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.33.2                 Enron International   100%                       3,357,671        3,357,670               -        (627,314)
                       Asia Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.33.2.1               EI Guam Operations,   100%                       3,911,270        3,911,272               -        (159,276)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.33.3                 Enron JVM Sarlux      100%                               -                -               -                -
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.33.4                 SJG Vendor LLC        100%                             (1)                -               -        (272,915)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.34                   Enron International   100%                        (56,907)         (56,907)               -          (9,250)
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.34.1                 Enron International   100%                         (9,191)          (9,191)               -          (8,892)
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.34.2                 Enron International   Enron                       (39,865)         (39,865)               -      (2,184,814)
                       Development Ltd.      International
                                             Investments Ltd.
                                             - 1%
                                             Enron
                                             International
                                             Holdings Ltd. -
                                             99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.35                   Enron International   Enron Corp. -            112,444,266      119,537,672               -          (4,646)
                       Holdings Corp.        32.6%
                                             Enron Power Corp.
                                             - 29.7%
                                             Atlantic
                                             Commercial
                                             Finance, Inc. -
                                             26.8%
                                             Enron Development
                                             Corp. - 10.9%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.35.1                 Electricidad Enron    100%                     (3,144,025)      (2,565,998)               -      (4,224,479)
                       de Guatemala, S.A.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.35.2                 Enron Global Inc.     100%                     132,003,460      132,003,733               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.35.3                 Enron International   100%                      15,945,053           16,285               -      (1,161,954)
                       Development
                       Services LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.35.4                 P.T. East Java        Enron                              -                -               -                -
                       Power Corp.           International
                                             Holdings Corp. -
                                             50.1%
                                             P.T. Pasuruan
                                             Power Company -
                                             25%
                                             Prince Holdings
                                             Ltd. 24.9%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.35.6                 India Power           100%                       (834,231)        (834,231)               -          (9,800)
                       Ventures Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.36                   Enron International   100%                   (363,987,921)    (364,826,795)               -            (119)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.37                   Enron Investment      100%                    (22,387,863)     (22,387,861)               -     (28,744,885)
                       Partners Co.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.37.1                 HEOF Management II    100%                         447,928          447,928               -      (2,623,609)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.37.2                 HEOF Management       100%                         407,573          407,572               -        (240,556)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.38                   Enron Latvia          100%                           1,000            1,000               -        (100,000)
                       Holdings
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.38.1                 Enron Latvia          100%                           1,000            1,000               -                -
                       Investments Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.38.2                 Enron Latvia          Enron Latvia                   1,000            1,000               -         (99,000)
                       Development Ltd.      Investments Ltd.-
                                             1%
                                             Enron Latvia
                                             Holdings - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.38.2.1               Enron Latvia          100%                          50,000           50,000               -          (1,000)
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.38.2.2               Baltic Energy         Rao Gazprom - 50%             50,000           50,000               -          (1,000)
                       Corporation           Enron Latvia
                                             Development Ltd.
                                             - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.39                   Enron Lawhill         100%                               -                -               -                -
                       Capital Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.40.                  Enron Liquid Fuels,   100%                   (196,922,993)    (196,137,976)               -     (15,770,775)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.41                   Enron Management,     100%                      76,952,558       76,992,558               -      (4,202,547)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.42                   Enron Metals          Enron Corp. - 51%            131,830           86,687               -                -
                       Magyarorszag Eromu    Enron Magyar
                       Epito Kft.            Development B.V.
                                             - 49%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.43                   Gasoductos Enron de   100%                               -                -               -                -
                       Yucatan, S.R.L. de
                       C.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.44                   Enron Netherlands     100%                   (871,064,194)    (871,064,197)               -  (1,603,493,272)
                       Holding B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.45                   Enron Net Works LLC   100%                   (169,534,942)    (169,534,938)               -    (263,435,637)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.45.1                 Clickpaper.Com,       100%                     (6,206,960)      (6,206,959)               -      (8,885,268)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.45.2                 DealBench L.L.C.      100%                     (4,358,883)      (4,358,884)               -      (6,695,691)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.45.3                 Enron Net Works       100%                     (7,747,383)      (7,747,383)               -     (28,070,961)
                       Investments, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.45.4                 EnronOnline, LLC      100%                     (5,956,817)      (5,956,815)               -      (1,426,201)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.                  Enron North America   100%                 (4,105,404,096)  (4,030,881,823)               -
                       Corp.                                                                                        (28,065,473,277)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.1                 Agave VPP, LCC        100%                          38,648           38,649               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.2                 Antelope Valley       100%                         (2,846)          (2,846)               -          (2,846)
                       Energy Facility,
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.3                 Blue Moon Holdings,   Enron North                        -                -               -                -
                       L.L.C.                America Corp.- 50%
                                             KN Processing,
                                             Inc. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.4                 Bob West Treasure     Class A Members:           1,208,324  Unconsolidated                -                -
                       L.L.C.                Enron North                           (a)
                                             America Corp.
                                             LJM2 Norman
                                             Funding LLC
                                             SE Thunderbird
                                             L.P.
                                             Class B Members:
                                             Enron North
                                             America Corp.
                                             LJM2 Norman
                                             Funding LLC
                                             SE Thunderbird
                                             L.P.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.4.1               EEX Reserves          EEX Capital, Inc.                  -                -               -                -
                       Funding LLC           - 1% (managing
                                             member)
                                             EEX Operating,
                                             LLC - 49% )
                                             Bob West
                                             Treasure, L.L.C.
                                             - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.4.1.1             EEX Exploration &     100%                               -                -               -                -
                       Production Company,
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.5                 CA Energy             Sweetgum Energy                    -                -               -                -
                       Development I, LLC    L.P. - 80%
                                             Enron North
                                             America Corp. -
                                             20%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.6                 CA Energy             Sweetgum Energy                    -                -               -                -
                       Development II, LLC   L.P. - 80%
                                             Enron North
                                             America Corp. -
                                             20%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.7                 Calvert City Power    100%                     (1,150,789)        (650,965)               -        (224,003)
                       I, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.8                 Clean Energy          Mitsui Babcock                     -                -               -                -
                       Solutions L.L.C.      (US) LLC - 50%
                                             Enron North
                                             America Corp. -
                                             50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.9                 Delta Land            100%                       (251,876)        (251,875)               -         (64,182)
                       Development
                       Company, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.9.1               Calcasieu             100%                        (55,140)         (55,140)               -            (200)
                       Development
                       Company, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.9.2               St. Charles           100%                       (132,554)        (132,554)               -            (200)
                       Development
                       Company, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.10                EBF LLC               100%                       1,052,356        1,202,467               -      (1,575,102)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.11                ECT Equity Corp.      100%                     118,971,587      212,471,587               -    (426,149,018)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.11.1              Enron Finance         100%                         315,852          315,852               -    (399,671,627)
                       Holdings Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.11.1.1            Wiltshire Financial   Enron Finance            (4,710,901)      393,056,959               -      (3,065,724)
                       Asset Company, LLC    Holdings Corp.-
                                             97.5%
                                             Banker's Trust -
                                             2.5%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.12                ECT Securities LP     100%                    (34,501,039)     (34,501,038)               -         (28,596)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.13                ECT-WR-Z, L.L.C.      100%                               -            1,155               -        (977,216)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.14                ECT Cayman Reserve    100%                               -                -               -                -
                       9 Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.15                ECT Coal Company      100%                             800            1,000               -          (1,200)
                       No. 1, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.16                ECT Europe Finance,   100%                    (38,207,566)     (41,990,677)               -    (104,616,342)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.16.1              Enron Thrace          100%                               -                -               -                -
                       Holdings B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.16.1.1            Enron Thrace          100%                               -                -               -                -
                       Exploration &
                       Production B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.16.1.1.1          Enron Thrace          100%                               -                -               -                -
                       Exploration &
                       Production B.V. -
                       Turkish Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.17                ECT Finance, Inc.     100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.18                ECT Funding L.L.C.    100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.18.1              ECT Development and   ECT International                  -                -               -                -
                       Funding               L.L.C. - 50%
                                             ECT Funding
                                             L.L.C.- 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.18.1.1            European Commercial   100%                               -                -               -                -
                       Finance S.a.r.l.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.19                ECT International     100%                               -                -               -                -
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.20                ECT Investing Corp.   100%                         928,602          928,603               -      (2,732,528)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.20.1              ECT Investing         Class A - GP:            165,302,034      157,772,035               -     (50,099,588)
                       Partners, L.P.        ECT Investing
                                             Corp.- ___%
                                             Class A Limited
                                             Partners:
                                             Enron
                                             Transportation
                                             Services, LLC -
                                             ___%
                                             ECT Investing
                                             Corp. - ___%
                                             Class B Limited
                                             Partners:
                                             Enron
                                             Transportation
                                             Services, LLC -
                                             ___%
                                             BT Green, Inc. -
                                             ___%
                                             Bankers Trust
                                             (Delaware) - ___%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.20.1.1            ECT Diversified       100%                       2,969,609        2,969,609               -     (22,713,563)
                       Investments, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.21                ECT Investments       100%                     137,939,969       76,439,970               -     (96,705,495)
                       Holding Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.22                ECT Investments,      100%                      61,325,700       60,816,903               -    (152,390,595)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23                ECT Merchant          100%                     290,165,759     (28,168,587)               -    (255,827,520)
                       Investments Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1              Brook I LLC           100%                           5,151            5,150               -            (100)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.1            ECTMI Trutta          Brook I LLC -            474,477,928      474,477,928               -      (9,490,802)
                       Holdings LP           100% GP
                                             ECT Merchant
                                             Investments Corp.
                                             - 100% Residual LP
                                             Spotted Holdings
                                             LP - 100% -
                                             2000-11 Tracking
                                             Interest LP
                                             Spotted Holdings
                                             LP - 100% -
                                             2000-12 Tracking
                                             Interest LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.1.1          Acadian Management    100%                               -                -               -                -
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.1.1.1        Acadian Exploration   100%                               -                -               -                -
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.1.2          East Sour Lake, LLC   100%                     (1,243,503)      (1,295,805)               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.1.2.1        East Sour Lake        East Sour Lake,            9,747,818       11,499,828               -      (1,360,788)
                       Exploration &         LLC - 1% GP
                       Production L.P.        Enron North
                                             America Corp. -
                                             99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.1.3          Enron Bighorn         100%                     (2,980,628)      (2,981,628)               -                -
                       Acquisition Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.1.3.1        Harrier Power         100%                               -                -               -                -
                       Corporation
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.1.3.1.1      Colstrip Energy       NOTE: GP                           -                -               -                -
                       Limited Partnership   Undetermined
                       (25% LP Interest)     Harrier Power
                                             Corporation - 25%
                                             LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.1.4          Destec Properties     100%                      14,089,245  Unconsolidated                -                -
                       Limited Partnership                                         (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.1.5          Tridium, Inc.         ECTMI Trutta                       -                -               -                -
                                             Holdings LP -
                                             10.6%
                                             Undetermined
                                             STOCKHOLDERS -
                                             89.4%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.1.2            Spotted Holdings LP   Brook I LLC -            256,343,379       21,496,469               -            (780)
                                             100% GP
                                             Anhinga, L.P. -
                                             100% - 2000-12
                                             Tracking Interest
                                             Limited Partner
                                             Speckled LLC -
                                             100% - Residual
                                             Limited Partner
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.2              Enron Ecogas          100%                               -                -               -                -
                       Holdings LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.2.1            Ecogas Corporation    100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.3              Enron McCommas        100%                               -                -               -                -
                       Bluff LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.4              Juniper GP, LLC       100%                          24,047           24,047               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.4.1            Juniper Energy L.P.   Juniper GP, LLC -            111,997  Unconsolidated                -                -
                                             0.01% GP                              (a)
                                             Joint Energy
                                             Development
                                             Investments II
                                             Limited
                                             Partnership -
                                             74.925% LP
                                             ECTMI Trutta
                                             Holdings, L.P. -
                                             24.975% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.5              KUCC Cleburne, LLC    100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.5.1            Ponderosa Pine        General Partners:                  -                -               -                -
                       Energy Partners,      Tenaska IV
                       Ltd.                  Partners, Ltd. -
                                             55% equity
                                             ownership;
                                             61.1111% voting
                                             EMPECO VII - TX3,
                                             Inc. - 25% equity
                                             ownership;
                                             27.7778% voting
                                             IGC Brazos, Inc.
                                             - 10% equity
                                             ownership;
                                             11.1111% voting
                                             Limited Partner:
                                             KUCC Cleburne,
                                             LLC - 10% equity
                                             ownership
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.6              The Terradyne Group   ECT Merchant                       -                -               -                -
                       L.L.C.                Investments Corp.
                                             - 2%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.7              Speckled LLC          100%                      21,494,567       21,494,567               -            (100)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.23.8              TLS Investors,        100%                      15,840,140       15,840,140               -     (56,596,763)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.24                ECT Securities GP     100%                    (16,401,552)     (16,401,552)               -        (109,621)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.24.1              ECT Securities        ECT Securities GP       (34,493,790)     (34,493,790)               -        (154,206)
                       Limited Partnership   Corp. - 0.01% GP
                                             ECT Securities LP
                                             Corp. - 99.9% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.25                ECT Strategic Value   100%                       1,276,490        1,276,489               -      (7,291,895)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.26                ECT Thailand          100%                     (6,333,123)      (6,445,903)               -     (13,096,150)
                       Investments, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.26.1              Nakornthai Strip      ECT Thailand                       -                -               -                -
                       Mill Public Company   Investments, Inc.
                                             (___%)
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.27                EGS New Ventures      100%                   (228,913,458)    (228,913,456)               -     (36,706,029)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.27.1              LGMI, Inc.            100%                     (5,119,022)      (5,119,023)               -        (994,500)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.27.2              LRCI, Inc.            100%                    (78,458,261)     (78,458,266)               -     (10,242,804)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.27.3              Louisiana Gas         100%                   (126,746,427)    (126,746,426)               -        (679,100)
                       Marketing Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.27.4              Louisiana Resources   100%                         730,983          730,982               -      (4,974,715)
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.28                ENA Upstream          100%                   (120,047,453)    (120,047,453)               -      (8,609,339)
                       Company, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.29                Enron                 100%                         988,697          988,693               -     (56,411,250)
                       Administrative
                       Services Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.30                Enron Canada Corp.    100%                     532,684,471    2,110,535,036               -    (435,429,040)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.30.1              Papier Masson Ltee    Enron Canada                       -                -               -                -
                                             Corp.- 28.3%
                                             Undetermined
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.32                Enron Capital &       100%                     (4,527,213)      (4,527,214)               -     (50,844,993)
                       Trade Global
                       Resources Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.33                Enron Capital &       100%                     (3,557,525)      (5,369,925)               -      (4,959,469)
                       Trade Resources -
                       Europe B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.33.1              Enron Capital &       100%                         550,280          318,826               -         (68,255)
                       Trade Resources -
                       Romania B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.33.2              EnronEnergo           100%                           (695)          (3,205)               -          (1,307)
                       Holdings Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.33.3              EnronEnergo           Enron Capital &              (3,670)          (3,685)               -                -
                                             Trade Resources -
                                             Europe B.V. - 99%
                                             EnronEnergo
                                             Holdings Ltd. - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.33.4              Enron Espana          100%                               -                -               -                -
                       Energia, S.L.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.33.5              Enron Europe          100%                        (10,281)          (6,853)               -         (11,642)
                       Finance B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.33.6              Enron Netherlands     100%                     (3,042,304)      (2,123,399)               -     (17,965,026)
                       B.V.i.l.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.33.7              Enron Magyar          100%                     (5,915,791)      (4,616,840)               -      (3,630,716)
                       Development B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.34                Enron Capital &       100%                    (48,671,752)     (64,203,825)               -  (1,762,722,776)
                       Trade Resources
                       International Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.34.1              Enron Capital &       100%                     (2,888,978)      (2,888,979)               -     (16,799,804)
                       Trade Resources
                       International Corp.
                       - Singapore Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.34.2              Enron Europe          100%                       6,392,026      (8,332,188)               -        (313,237)
                       Finance & Trading
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.34.3              Enron Nordic Energy   100%                     (6,489,535)      (4,381,918)               -      (9,340,643)
                       - Swedish branch of
                       ECTRIC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.34.4              Enron Nordic Energy   100%                    (45,186,988)     (23,071,054)               -     (72,004,958)
                       - Norwegian branch
                       of ECTRIC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.35                Enron Capital &       100%                               -                -               -      (2,486,524)
                       Trade Resources
                       Mexico Holdings
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.35.1              OEC Mexico, S. de     OEC Mexico                         -                -               -                -
                       R.L. de C.V.          Operations,
                                             L.L.C.-0.01%
                                             Enron Capital &
                                             Trade Resources
                                             Mexico Holdings
                                             B.V.- 99.99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.35.1.1            OEC Services, S. de   OEC Mexico                         -                -               -                -
                       R.L. de C.V.          Operations,
                                             L.L.C. - 0.01%
                                             OEC Mexico, S. de
                                             R.L. de C.V. -
                                             99.99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.35.2              OEC Mexico            100%                               -                -               -                -
                       Operations, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.36                Enron Capital Corp.   100%                      14,874,082       14,874,084               -    (386,416,558)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.36.1              Enron Capital         Enron Capital          (551,141,206)    (562,041,259)               -     (21,195,651)
                       Management Limited    Corp. - 1% GP
                       Partnership           JILP- L.P., Inc.
                                             - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.36.1.1            Enron Capital         100%                   (244,677,129)    (244,677,128)               -      (9,436,583)
                       Management L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.36.1.2            Joint Energy          Enron Capital          (592,819,026)    (593,459,148)               -    (663,915,742)
                       Development           Management
                       Investments Limited   Limited
                       Partnership           Partnership -GP
                                             Enron Corp.- LP
                                             Enron Capital
                                             Management L.L.C.
                                             - LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.36.1.2.1          JEDI Hydrocarbon      100%                               -                -               -                -
                       Investments III,
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.36.1.2.2          JEDI SPV I, L.L.C.    100%                    (63,248,105)     (63,248,106)               -     (63,248,205)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.36.1.2.3          McGarret XI, L.L.C.   Joint Energy                       -                -               -                -
                                             Development
                                             Investments
                                             Limited
                                             Partnership-
                                             0.01% Class A
                                             Member
                                             Enron Corp -
                                             99.99% Class B
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.36.1.2.4          McGarret XIV, L.L.C   Joint Energy                       -                -               -                -
                                             Development
                                             Investments
                                             Limited
                                             Partnership-
                                             0.01% Class A
                                             Member
                                             Hawaii I 125-0
                                             Trust - 99.99%
                                             Class B Member:
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.36.1.2.5          Napoleonville         Undetermined                       -                -               -                -
                       Storage Company       Non-Enron GP - 1%
                       Limited Partnership   Joint Energy
                                             Development
                                             Investments
                                             Limited
                                             Partnership- 99%
                                             LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.37                Enron Capital II      100%                       (451,899)        (451,900)               -        (318,413)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.37.1              Enron Capital         Enron Capital II        (25,787,162)     (25,787,161)               -     (10,575,828)
                       Management II         Corp. - 1% GP
                       Limited Partnership   Enron Capital III
                                             Corp. - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.37.1.1            Joint Energy          Enron Capital          (110,655,366)  Unconsolidated                -                -
                       Development           Management II                         (a)
                       Investments II        Limited
                       Limited Partnership   Partnership- 1% GP
                                             Calpers - 50% LP
                                             Enron Capital
                                             Management III
                                             Limited
                                             Partnership - 49%
                                             LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.37.1.1.1          BT Resources, LLC     ECTMI Trutta            (31,487,513)  Unconsolidated                -                -
                                             Holdings LP - 25%                     (a)
                                             Joint Energy
                                             Development
                                             Investments II
                                             Limited
                                             Partnership - 75%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.37.1.1.1.1        BT Exploration LLC    100%                    (14,977,897)  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.37.1.1.2          East Coast Power      100%                               -                -               -                -
                       Holding Company
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.37.1.1.3          JEDI Capital II       100%                               -                -               -                -
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.37.1.1.3.1        JEDI Hydrocarbon      JEDI Capital II                    -  Unconsolidated                -                -
                       Investments II        L.L.C. - 1% GP                        (a)
                       Limited Partnership   Joint Energy
                                             Development
                                             Investments II
                                             Limited
                                             Partnership- 99%
                                             LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.38                Enron Capital III     100%                    (43,786,820)     (43,786,819)               -     (29,983,870)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.39                Enron Capital IV      100%                         (2,180)          (2,180)               -        (577,848)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.39.1              Enron Capital         Enron Capital IV         206,145,067      206,145,069               -    (129,811,595)
                       Management III        Corp. - 1% GP
                       Limited Partnership   Limited Partners:
                                             (Undetermined
                                             PERCENTAGES)
                                             Enron Capital
                                             North America
                                             Corp.
                                             Enron North
                                             America Corp.
                                             Enron Asset
                                             Holdings, LLC
                                             ECT Europe
                                             Finance, Inc.
                                             Enron
                                             International Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.40                Enron Capital North   100%                    (67,319,047)     (67,319,046)               -    (158,162,646)
                       America Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.40.1              Boreas Holdings       Enron Capital            (3,455,414)      (3,455,414)               -      (3,976,832)
                       Corp.                 North America
                                             Corp.- 99%
                                             ECT Merchant
                                             Investments Corp.
                                             - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.41                Enron CASH Company    100%                       3,649,158        3,630,332               -             (45)
                       No. 2
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.42                Enron CASH Company    100%                         (6,837)          (6,724)               -            (620)
                       No. 5
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.43                Enron Compression     100%                      77,112,715       77,112,713               -     (21,456,773)
                       Services Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.43.1              ECS Compression       100%                       9,749,978        4,073,216               -        (191,510)
                       Company, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.44                Enron Cushing Oil     100%                     (3,457,063)      (3,457,063)               -      (3,457,403)
                       Marketing, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.45                Enron Engineering &   100%                        (87,759)         (87,759)               -         (72,129)
                       Operational
                       Services Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.46                Enron Field           100%                         635,868          635,868               -     (13,394,027)
                       Services Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.46.1              MEGS, L.L.C.          100%                               2                -               -      (4,527,132)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.47                Enron Finance Corp.   100%                    (63,322,323)     (63,322,322)               -      (6,192,681)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.47.1              Enron Hydrocarbons    100%                    (27,811,696)     (27,811,697)               -     (27,814,836)
                       Marketing Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.47.2              Enron Reserve         100%                    (77,212,541)     (77,212,542)               -     (55,563,679)
                       Acquisition Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.48                Enron Gas Liquids,    100%                   (360,942,168)    (360,942,165)               -    (293,840,469)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.48.1              Enron Capital &       100%                               -                -               -                -
                       Trade Resources
                       Singapore Pte. Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.48.2              Enron Gas Liquids     100%                               -                -               -                -
                       Europe S.A.R.L.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.49                Enron Global de       100%                         225,241           52,540               -            (965)
                       Guatemala, S.A.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.50                Enron LPG Italy       Enron North                        -                -               -                -
                       S.R.L                 America Corp. -
                                             99%
                                             Enron Capital &
                                             Trade Resources -
                                             Europe B.V. - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.51                Enron Mexico          100%                     (2,198,764)      (2,198,765)               -            (400)
                       Holdings I Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.51.1              Enron Mexico          100%                     (2,196,800)      (2,196,799)               -                -
                       Holdings I L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.51.1.1            Enron de Mexico, S.   Enron Mexico             (2,197,837)      (2,197,460)               -                -
                       de R.L. de C.V.       Holdings II
                                             L.L.C. - 0.03%
                                             Enron Mexico
                                             Holdings I L.L.C.
                                             - 99.97%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.51.1.1.1          Enron Servicios de    Enron Mexico             (1,708,742)      (2,198,742)               -      (1,886,922)
                       Mexico, S. de R.L.    Holdings II
                       de C.V.               L.L.C. - 0.03%
                                             Enron de Mexico,
                                             S. de R.L. de
                                             C.V. - 99.97%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.51.2              Enron Mexico          100%                         (1,565)          (1,565)               -                -
                       Holdings II L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.52                Enron MW, L.L.C.      100%                    (27,072,576)     (27,072,576)               -    (448,590,980)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.53                Enron Natural Gas     100%                      26,024,185      213,119,850               -    (415,771,381)
                       Marketing Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.54                Enron Oregon          100%                    (28,094,835)          252,036               -     (31,457,727)
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.54.1              Enron California      100%                       2,121,793        2,121,793               -        (524,138)
                       Municipal Services,
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.55                Enron Power           100%                         357,781          357,781               -        (395,629)
                       Investments, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.56                Enron Power           100%                 (2,607,567,427)  (2,607,567,427)               -  (1,321,183,002)
                       Marketing, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.57                Enron Re Limited      100%                         519,372          519,372               -        (395,939)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.58                EnSerCo, L.L.C.       Kenobe, Inc. - 2%                  -        (287,233)               -                -
                                             Enron North
                                             America Corp. -
                                             98%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.59                HGK Enterprises GP,   100%                       (181,032)        (181,031)               -          (7,143)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.60                HGK Enterprises LP,   100%                    (17,847,260)     (17,847,260)               -     (13,118,903)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.61                JILP-L.P., Inc.       100%                   (719,171,697)    (317,774,442)               -    (566,292,684)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.62                KCSE Star, LLC        100%                          65,666           65,666               -      (1,779,395)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.62.1              Star VPP, LP          KCSE Star, LLC -         184,506,127      184,506,126               -      (1,467,739)
                                             1% GP
                                             Enron North
                                             America Corp. -
                                             99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.63                Lauderdale Land       100%                       (367,222)        (367,221)               -        (266,938)
                       Development
                       Company, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.63.1              Palm Beach            100%                        (98,883)         (98,884)               -        (118,663)
                       Development
                       Company, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.64                Maguey VPP, LLC       100%                          19,613           19,612               -        (108,413)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.64.1              Mescalito Ltd.        100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.65                Mangas Corp.          100%                       (277,655)        (277,655)               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.66                Master Land           100%                       (252,404)        (617,439)               -                -
                       Development Holding
                       Company, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.67                Oswego Cogen          100%                   (335,827,769)    (335,827,770)               -      (3,013,305)
                       Company, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.68                Red Rock Energy,      100%                               -                -               -                -
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.69                Richmond Power        100%                     (1,389,084)      (1,389,083)               -                -
                       Holdings, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.70                Risk Management &     100%                  10,467,970,459   12,645,754,109               -  (8,621,590,690)
                       Trading Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.71                NETCO Holdings LLC    Risk Management &        271,103,786      271,103,786               -          (1,000)
                                             Trading Corp -
                                             98.04%
                                             Enron North
                                             America Corp. -
                                             1.96%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.71.1              The New Energy        100%                     271,104,415      271,104,417               -      (1,001,184)
                       Trading Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.71.1.1            NETCO Canada Corp.    100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.72                Roseville Energy      100%                     (1,736,466)      (1,736,466)               -      (2,132,966)
                       Facility, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.73                Statordyne LLC        Enron North                        -                -               -                -
                                             America Corp. -
                                             40%
                                             Allen-GFI Inc. -
                                             8.46%
                                             Durham
                                             Enterprises Ltd.
                                             - 6.21%
                                             GFI Partners LLC
                                             - 5.08%
                                             RIT Capital
                                             Partners plc -
                                             24.01%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.74                Tularosa LLC          Mangas Corp. -       (3,139,943,558)  (3,139,943,557)               -  (3,091,250,361)
                                             00.01%
                                             Enron North
                                             America Corp.
                                             -99.99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.46.75                ENA CLO I Trust       100% Beneficial                    -                -               -                -
                                             Ownership
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.47                   Enron Pipeline        100%                       2,455,649        2,455,649               -         (35,827)
                       Construction
                       Services Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.48                   Enron Pipeline        Organizational           937,390,014    1,408,844,391               -      (1,930,266)
                       Holding Company       Partner, Inc. -
                                             20%
                                             Enron Corp. - 80%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.48.1                 EOC Holdings,         100%                     918,744,469      918,744,469               -            (103)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.48.2                 EOC Management,       100%                       9,280,180        9,280,180               -            (103)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49                   Enron Ponderosa       100%                    (12,679,189)     (19,651,513)               -     (58,789,866)
                       Management
                       Holdings, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1                 Ponderosa Assets,     Enron Ponderosa                    -                -               -                -
                       L.P.                  Management
                                             Holdings, Inc.- GP
                                             Rawhide Investors
                                             LLC -LP
                                             Enron Global
                                             Power & Pipelines
                                             LLC -LP
                                             Enron EPI, Inc.
                                             -LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.1               Enron Argentina       Enron Pipeline                     -                -               -                -
                       CIESA Holding S.A.    Company -
                                             Argentina S.A. -
                                             0.01%
                                             Ponderosa Assets,
                                             L.P. - 99.9%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.1.1             Energia Total de      100%                               -                -               -                -
                       Argentina Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2               Enron Global Equity   100%                               -                -               -                -
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2.1             Enron Pipeline        Enron Global                       -                -               -      (1,824,601)
                       Company - Argentina   Equity Ltd.-
                       S.A.                  47.99%
                                             Miss Kitty,
                                             L.L.C. - 52.01%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2.1.1           Compania de           Enron Corp. 16.66%                 -                -               -                -
                       Inversiones de        Perez Companc -
                       Energia S.A.          50%
                                             Enron Pipeline
                                             Company -
                                             Argentina S.A. -
                                             33.33%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2.1.2           Enron de              Enron Pipeline                     -                -               -                -
                       Inversiones de        Company -
                       Energia S.C.A.        Argentina S.A. -
                                             45.3%
                                             Enron Argentina
                                             CIESA Holding
                                             S.A. - 24.4%
                                             EPCA Ciesa
                                             Inversiones Ltda.
                                             - 6.24%
                                             Perez Companc
                                             S.A. - 12.03%
                                             Perez Companc
                                             International -
                                             12.04%
                                             Enron Inversiones
                                             de Gas, S.R.L. -
                                             0.01%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2.1.2.1         Transportadora de     Enron de                           -                -               -                -
                       Gas del Sur S.A.      Inversiones de
                                             Energia S.C.A. -
                                             10%
                                             Enron Pipeline
                                             Company -
                                             Argentina S.A. -
                                             0.23%
                                             Perez Companc
                                             S.A. - 1.67%
                                             Perez Companc
                                             International -
                                             3.32%
                                             Publicly held -
                                             29.5%
                                             Compania de
                                             Inversiones de
                                             Energia S.A. -
                                             55.3%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2.1.2.1.1       Gas Link S.A.         Dinarel S.A. - 51%                 -                -               -                -
                                             Transportadora de
                                             Gas del Sur S.A -
                                             49%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2.1.2.1.2       TELCOSUR S.A.         Enron Pipeline                     -                -               -                -
                                             Company -
                                             Argentina S.A. -
                                             0.02%
                                             Transportadora de
                                             Gas del Sur S.A.
                                             - 99.98%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2.1.2.1.3       Isonil, S.A.          Transportadora de                  -                -               -                -
                                             Gas del Sur S.A.
                                             - 49%
                                             Undetermined - 51%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2.1.3           Energia de            100%                               -                -               -                -
                       Argentina Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2.1.3.1         Enron Inversiones     Energia Total de                   -                -               -                -
                       de Gas SRL            Argentina Ltd. -
                                             33.33%
                                             Energia de
                                             Argentina Ltd. -
                                             66.67%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.2.1.4           EPCA CIESA            Miss Kitty,                        -                -               -     (19,836,197)
                       Inversiones           L.L.C. - 1%
                       Limitada              Enron Pipeline
                                             Company -
                                             Argentina S.A. -
                                             99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.49.1.3               Miss Kitty, L.L.C.    100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.                  Enron Power Corp.     100%                     202,459,316      202,616,253               -    (117,935,769)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1                 ECT Europe, Inc.      Enron Europe            (64,191,913)     (65,268,629)               -    (233,296,531)
                                             L.L.C. - 13.7%
                                             Enron Power Corp.
                                             - 86.3%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.1               Enron Credit          100%                    (21,696,968)     (21,696,968)               -          (1,000)
                       Holdings Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.1.1             Enron Credit Inc.     100%                    (21,696,969)     (21,696,968)               -      (7,414,974)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2               Enron Europe Limited  100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.1             SBI 3 Limited         100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2             *Keresforth Two       100%                               -                -               -                -
                       Limited, fka Enron
                       Investments Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.          *Keresforth Three     100%                               -                -               -                -
                       Limited, fka Enron
                       Metals Group Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.1         Enron Metals          100%                               -                -               -                -
                       Luxembourg S.a.r.l.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.1.1       Enrici Power          Enron Power                        -                -               -                -
                       Marketing Limited     (Europe) Limited
                                             - 0.01%
                                             Enron Metals
                                             Luxembourg
                                             S.a.r.l. - 99.99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.1.2       Enron Metals &        100%                               -                -               -                -
                       Commodity (Canada)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.1.3       Enron Metals          Enron Metals                       -                -               -                -
                       Belgium BVBA          Luxembourg
                                             S.a.r.l. - 99%
                                             David P. Tregar -
                                             1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.1.4       Enron Metals German   100%                               -                -               -                -
                       Holding GmbH
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.2         Enron Metals Energy   100%                               -                -               -                -
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.3         Enron Metals &        100%                               -                -               -                -
                       Commodity Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.3.1       Enron Metals (South   100%                               -                -               -                -
                       Africa)
                       (Proprietary)
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.3.2       Enron Metals          Keresforth Three                   -                -               -                -
                       (Malta) Limited       Limited - 0.03%
                                             Enron Metals &
                                             Commodity
                                             Limited- 99.97%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.3.3       Enron Metals &        Enron Metals &                     -                -               -                -
                       Commodity (Peru)      Commodity Limited
                       S.A.C.                - 99%
                                             Joseph A. Gold -
                                             1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.3.4       Enron (HK) Limited    Enron Metals &                     -                -               -                -
                                             Commodity
                                             Limited- 95%
                                             Keresforth Three
                                             Limited - 5%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.3.4.1     Enron (China)         Enron (HK)                         -                -               -                -
                       Limited               Limited- 99.99%
                                             Keresforth Three
                                             Limited - 0.01%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.3.5       Enron Metal &         Enron Metals &                     -                -               -                -
                       Commodity Company     Commodity
                       Limited (Chile)       Limited- 99%
                       Ltda.                 Enron Metals &
                                             Commodity (Peru)
                                             S.A.C. - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.4         Man and Machine       100%                               -                -               -                -
                       (North West)
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.5         Enron Metals          100%                               -                -               -                -
                       Brokers Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.6         Enron Metals Far      100%                               -                -               -                -
                       East Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.6.1       Enron Metals          100%                               -                -               -                -
                       (Deutschland) GmbH
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.7         Metallgesellschaft    100%                               -                -               -                -
                       (Guernsey) Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.2.1.7.1       MG Metals Fund        Metallgesellschaft                 -                -               -                -
                       Limited               (Guernsey)
                                             Limited - 99%
                                             Paul Smith - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.3             ECT Espana Limited    100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4             Enron Capital &       100%                               -                -               -                -
                       Trade Resources
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.1           Enron Coal Services   100%                               -                -               -                -
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.2           Enron Power B.V.      100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.2.1         Enron Energie GmbH    100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.2.2         Enron Energie         Enron Power II                     -                -               -                -
                       Schweitz GmbH         B.V. - 5%
                                             Enron Power B.V.
                                             - 95%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.2.3         Enron Italia S.R.L.   100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.2.4         Enron Power           100%                               -                -               -                -
                       M.E.P.E.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.2.5         Enron Romania         100%                               -                -               -                -
                       S.R.L.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.3           Enron Power II B.V.   100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.4           Enron Power Trading   100%                               -                -               -                -
                       B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.5           NEPCO Europe          100%                               -                -               -                -
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.6           Enron Europe          Trenron Limited -                  -                -               -                -
                       Liquids Processing    1%
                                             Enron Capital &
                                             Trade Resources
                                             Limited - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.7           Enron Gas             Trenron Limited -                  -                -               -                -
                       Construction          1%
                       Limited               Enron Capital &
                                             Trade Resources
                                             Limited - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.8           Enron Gas &           100%                               -                -               -                -
                       Petrochemicals
                       Trading Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.9           Enron Guc             Trenron Limited -                  -                -               -                -
                       Santrallari Isletme   1%
                       Limited Sirketi       Enron Capital &
                                             Trade Resources
                                             Limited - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.10          Enron Power           100%                               -                -               -                -
                       Operations Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.10.1        Enron Financial       100%                               -                -               -                -
                       Energy Trading
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.10.2        Power Operations      Trenron Limited -                  -                -               -                -
                       Teesside Limited      1%
                                             Omegron Limited -
                                             49%
                                             Enron Power
                                             Operations
                                             Limited - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.11          Teesside Gas          Enron Europe                       -                -               -                -
                       Transportation        Limited - 50%
                       Limited               Enron Capital &
                                             Trade Resources
                                             Limited - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.12          Enron Gas             100%                               -                -               -                -
                       Processing (U.K.)
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.13          Teesside Gas          100%                               -                -               -                -
                       Processing Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.14          SII Espana 5 B.V.     100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.4.15          Caxios Limited        Enron Capital &                    -                -               -                -
                                             Trade Resources
                                             Limited - 99%
                                             Trenron Limited -
                                             1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.5             Enron Credit Limited  100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.6             Enron Europe Power    100%                               -                -               -                -
                       3 Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.6.1           Enron Europe Power    100%                               -                -               -                -
                       1 Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.6.1.1         Teesside Power        Enron Europe                       -  Unconsolidated                -                -
                       Holdings Limited      Power 1 Limited-                      (a)
                                             85%
                                             Central Power
                                             (TPL) Ltd. - 15%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.6.1.1.1       Teesside Power        Central Power                      -  Unconsolidated                -                -
                       Limited               (TPL) Ltd. - 19.2%                    (a)
                                             Northern Electric
                                             Generation (TPL)
                                             Ltd. - 15.4%
                                             Southwestern
                                             Power (TPL) Ltd.
                                             - 7.7%
                                             South Wales TPL
                                             Investments Ltd.
                                             - 7.7%
                                             Teesside Power
                                             Holdings Limited
                                             - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.6.2           Teesside Power        100% (beneficial                   -                -               -                -
                       Financing Limited     owner)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.7             Enron Europe          100%                               -                -               -                -
                       Severnside Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.8             Rassau Power          100%                               -                -               -                -
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.9             Enron SB 3 Limited    100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.10            Enron SB 2            Enron SB 3                         -                -               -                -
                                             Limited - 0.001%
                                             Enron Europe
                                             Limited - 99.999%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.11            Enron Teesside        Teesside                     468,420  Unconsolidated                -                -
                       Operations Limited    Investments                           (a)
                                             Limited - 50%
                                             Enron Europe
                                             Limited - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.12            Trenron Limited       Enron Capital &                    -                -               -                -
                                             Trade Resources
                                             Limited - 0.02%
                                             Enron Europe
                                             Limited - 99.8%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.2.13            Enron Romania B.V.    100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.3               Enron Holdings I,     100%                      23,399,267       23,399,268               -      (4,010,623)
                       S.L.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.3.1             ECTRIC Spain, S.L.    Garcia-Munte               (420,611)  Unconsolidated                -         (23,377)
                                             Trade S.A. - 50%                      (a)
                                             Enron Holdings I,
                                             S.L. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.4               Enron Trade           100%                      27,220,870       25,983,871               -     (34,864,622)
                       Holdings Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.4.1             Enron Metals &        100%                      11,132,696       11,132,697               -    (126,835,527)
                       Commodity Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.4.2             Enron Trade           100%                      22,286,206       22,286,205               -     (24,002,102)
                       Services Holdings
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.4.2.1           Enron Trading         100%                      10,453,409       10,453,410               -     (11,374,399)
                       Services Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.5               Jertovec Management   100%                       7,135,349        7,138,298               -         (32,968)
                       and Finance Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.5.1             Elektrana Jertovec    100%                           3,900            2,986               -                -
                       2 d.o.o.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.5.2             Jertovec Management   100%                        (45,807)           31,001               -         (31,476)
                       & Finance B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.5.2.1           Elektrana Jertovec    100%                               -            2,942               -                -
                       d.o.o.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6               SII Holdings B.V.     100%                     111,349,160      111,467,473               -        (329,155)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.1             Energy Development    100%                               -                -               -                -
                       Company B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.2             Enron Portugal B.V.   100%                         572,710          389,974               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.3             SII Espana B.V.       100%                        (10,116)         (10,847)               -          (6,412)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.3.1           Enron Energia         100%                        (15,605)          (8,501)               -                -
                       Catalana de
                       Generacion, S.L.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.4             SII Finance S.a.r.l.  100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.5             SII Espana 2 B.V.     100%                     169,870,974      110,913,567               -      (1,591,521)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.6             SII Espana 3 B.V.     100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.6.1           Enron Energia         100%                               -                -               -                -
                       Castellana de
                       Generacion, S.L.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.7             SII Holdings 2 B.V.   100%                          19,517           19,014               -         (18,767)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.7.1           Alpha Investimenti    SII Holdings B.V.             30,253           19,828               -                -
                       S.r.l                 - 5%
                                             SII Holdings 2
                                             B.V. - 95%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.8             SII Holdings 3 B.V.   100%                         106,601           86,055               -        (131,049)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.9             SII Italy 2 B.V.      100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.9.1           Enron Investimenti    SII Holdings B.V.              5,080              436               -                -
                       S.r.l.                - 5%
                                             SII Italy 2 B.V.-
                                             95%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.10            SII Italy 3 B.V.      100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.10.1          Enron Investimenti    SII Holdings B.V.             27,873           17,077               -        (126,345)
                       3 S.r.l               - 5%
                                             SII Italy 3 B.V.
                                             - 95%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.11            SII Italy 5 B.V.      100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.1.6.11.1          Enron Energia Sud     SII Holdings B.V.                  -                -               -                -
                       S.r.l                 - 5%
                                             SII Italy 5 B.V.
                                             - 95%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.2                 Enron Development     100%                    (40,613,419)     (44,858,815)               -        (203,698)
                       Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.2.1               Enron Development     100%                         533,800          533,801               -        (131,366)
                       Corp. - Colombia
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3                 Enron Power Corp. -   100%                     158,062,749      158,062,748               -     (35,209,351)
                       U.S.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.1               Enron Equipment       100%                     (3,751,820)      (3,751,820)               -     (26,327,838)
                       Installation
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.1.1             Enron Equipment       100%                     (1,476,604)      (1,476,604)               -     (10,399,728)
                       Installation
                       Company - Venezuela
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.2               Enron Equipment       100%                     155,892,588      155,892,587               -    (756,185,428)
                       Procurement Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.3               Enron Fuels           100%                     (7,850,147)      (7,850,148)               -      (6,163,888)
                       International, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.4               Enron Onshore         100%                        (58,766)         (58,766)               -        (500,717)
                       Procurement Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.5               ECT Colombia          100%                       7,362,614        (754,911)               -         (55,885)
                       Pipeline Holdings 1
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.5.1             Enron Colombia        100%                        (51,510)         (51,510)               -          (4,841)
                       Marketing Holdings
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.5.1.1           Gas Trade Servicios   Enron Colombia                     -  Unconsolidated                -                -
                       Ltda.                 Marketing                             (a)
                                             Holdings Ltd. -
                                             49%
                                             Promigas Isla
                                             Caiman Ltda - 49%
                                             Abyss Management
                                             S.A. - 2%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.5.1.1.1         ECT Colombia          100%                               -                -               -                -
                       Pipeline Holdings 3
                       Ltd. - Colombia
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6               Enron Power           100%                    (13,604,636)     (13,604,633)               -    (174,119,281)
                       Construction
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.1             Enron Power           100%                               -                -               -                -
                       Construction
                       Company - Bolivia
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.2             Enron Power           100%                     (2,764,052)      (2,764,051)               -     (42,473,519)
                       Construction
                       Company - Mexico
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.3             Enron Power           100%                               -                -               -                -
                       Construction
                       Company - Nicaragua
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.4             Enron Power           100%                        (52,806)         (52,806)               -         (53,325)
                       Construction
                       Company - Spanish
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.5             Enron Power           100%                               -                -               -                -
                       Construction
                       Company - Venezuela
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.6             Age Mantenimiento     Enron Power                        -                -               -                -
                       S. de R.L. de C.V.    Construction
                                             Company- 50%
                                             Astilleros del
                                             Golfo, S.A. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.7             Constructores Akal    Enron Power                        -                -               -                -
                       B y L, S. de R.L.     Construction
                       de C.V                Company- 15.73%
                                             Odebrecht Oil &
                                             Gas Services Ltd.
                                             - 56.18%
                                             Cigsa
                                             Construccion,
                                             S.A.de C.V. -
                                             28.09%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.8             Enron Power           Enron Power Corp.             18,104           18,106               -        (746,677)
                       Construction          - U.S. - 17.63%
                       (Brasil) Ltda.        Enron Power
                                             Construction
                                             Company- 82.37%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.9             Ingenieria y          Enron Engineering                  -                -               -                -
                       Construccion          & Construction
                       Universal S. de       Company - 1%
                       R.L. de C.V.          Enron Power
                                             Construction
                                             Company- 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.10            Kaman Ingenieria y    Enron Engineering                  -                -               -                -
                       Construccion, S. de   & Construction
                       R.L. de C.V.          Company - 1%
                                             Enron Power
                                             Construction
                                             Company- 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.11            LINGTEC               Enron Power             (65,203,485)     (65,203,485)               -        (511,865)
                       Constructors L.P.     Construction
                                             Company- 1% GP
                                             Enron Power Corp.
                                             - U.S. - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.12            Enron Nigeria         Enron Power              (9,977,918)      (9,977,918)               -     (18,439,825)
                       Constructors          Construction
                       Limited               Company- 50%
                                             Lawrence E.
                                             Reynolds - 49%
                                             Gbenga Oyebode -
                                             1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13            Enron Holding         Enron Power              187,422,588      193,333,568               -                -
                       Company L.L.C.        Construction
                                             Company- 70.23%
                                             Enron
                                             International
                                             Holdings Corp.
                                             28.76%
                                             Enron Global Inc.
                                             1.01%.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.1          Enron Dominican       Enron Caribbean            2,136,190          (6,473)               -         (14,448)
                       Republic Ltd.         Basin LLC - 47.98%
                                             Enron Equity
                                             Corp. 1.77%
                                             Enron Holding
                                             Company L.L.C. -
                                             50.25%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.2          Enron Dominican       Enron Caribbean              871,669          874,174               -          (3,570)
                       Republic Operations   Basin LLC - 47.98%
                       Ltd.                  Enron Equity
                                             Corp. 1.77%
                                             Enron Holding
                                             Company L.L.C. -
                                             50.25%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.2.1        Smith/Enron           Smith                              -                -               -                -
                       Cogeneracion          Cogeneration
                       Internacional, S.A.   Dominicana, Inc.
                                             - 50%
                                             Enron Dominican
                                             Republic
                                             Operations Ltd.-
                                             50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.2.2        Smith/Enron           General Partners:                  -                -               -     (94,694,466)
                       Cogeneration          Smith
                       Limited Partnership   Cogeneration
                                             Dominicana, Inc.
                                             - 1%
                                             Enron Dominican
                                             Republic
                                             Operations Ltd. -
                                             1%
                                             Limited Partners:
                                             Smith
                                             Cogeneration
                                             International,
                                             Inc. - 14%
                                             Enron Dominican
                                             Republic Ltd. -
                                             49%
                                             Enron Dominicana
                                             Limited
                                             Partnership - 35%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.2.3        Smith/Enron O&M       General Partners:                  -                -               -                -
                       Limited Partnership   Enron Dominican
                                             Republic
                                             Operations Ltd. -
                                             1%
                                             Smith
                                             Cogeneration
                                             Dominicana, Inc.
                                             -1%
                                             Limited Partners:
                                             Smith
                                             Cogeneration
                                             International,
                                             Inc. - 49%
                                             Enron Dominican
                                             Republic Ltd. -
                                             49%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.3          Enron Global Power    Enron Corp. -            209,692,377      241,609,244               -     (61,839,167)
                       & Pipelines L.L.C.    35.625%
                                             Enron Power Corp.
                                             - U.S. - 2.191%
                                             Enron Holding
                                             Company L.L.C.-
                                             62.184%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.3.1        Enron Dominicana      100%                               -                -               -                -
                       Holding Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.3.1.1      Enron Dominicana      Enron Dominicana             (1,815)          (1,814)               -          (1,815)
                       Limited Partnership   Holding Limited-
                                             1% GP
                                             Finven Financial
                                             Institution
                                             Limited - 99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.3.2        Tombstone Assets,     100%                      26,810,836       26,810,836               -            (100)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.3.2.1      Enron Commercial      Enron EPI, Inc. -         38,482,290       26,810,936               -          (8,492)
                       Finance Ltd.          47.98%
                                             Tombstone Assets,
                                             L.L.C. - 52.02%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.3.2.1.1    Enron Colombia        100%                         222,501          222,501               -         (42,223)
                       Transportation Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.3.2.1.1.1  Enron Colombia        Enron Colombia             6,383,516        6,383,513               -      (3,558,211)
                       Investments Limited   Transportation
                       Partnership           Ltd. - 1% GP
                                             Enron Commercial
                                             Finance Ltd. -
                                             99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.6.13.3.2.1.1.2  Enron Pipeline        Enron Colombia            20,074,151       20,074,151               -      (9,673,351)
                       Colombia Limited      Transportation
                       Partnership           Ltd. - 1% GP
                                             Enron Commercial
                                             Finance Ltd. -
                                             99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.7               Enron-Richmond        100%                       5,342,996        5,342,997               -             (66)
                       Power Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.7.1             Richmond Power        General Partner:         (5,406,878)      (5,406,876)               -        (197,075)
                       Enterprise L.P.       Richmond Power
                                             Holdings, Inc.1%
                                             Enron-Richmond
                                             Power Corp.1%
                                             Limited Partners:
                                             Enron-Richmond
                                             Power Corp.49%
                                             Richmond Power
                                             Holdings, Inc.49%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.8               Superior              100%                       4,897,592        4,897,589               -      (1,537,530)
                       Construction Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.8.1             Superior              100%                               -                -               -                -
                       Construction
                       Company - Spanish
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.3.8.1.1           U.T.E. Enron -        Superior                           -                -               -                -
                       Tecnicas Reunidas -   Construction
                       Arcos                 Company - Spanish
                                             Branch - 50%
                                             Tecnicas
                                             Reunidas,
                                             Construccion y
                                             Montajes, S.A.-50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.4                 Enron Power           100%                       3,210,761        1,890,421               -      (1,184,712)
                       Holdings B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.50.5                 Enron Power           100%                         577,284          577,286               -     (58,659,823)
                       Operating Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.51                   Enron Preferred       Enron Corp. - 15%         36,815,540      243,001,540               -     (32,336,414)
                       Funding, L.P.         GP
                                             Enron Capital
                                             Trust I - 85% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.52                   Enron Preferred       Enron Corp. - 3%          29,616,126      184,266,126               -     (23,930,219)
                       Funding II, L.P.      GP
                                             Enron Capital
                                             Trust II - 97% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.53                   Enron Property &      Enron Corp. -            108,592,053      108,592,055               -     (46,351,751)
                       Services Corp.        98.03%
                                             JILP-LP, Inc. -
                                             1.03%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.54                   Enron Servicios de    100%                       (886,276)        (886,276)               -      (2,122,482)
                       Energia, S.A.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.55.                  Enron Trailblazer     100%                      26,852,482       26,852,474               -        (191,188)
                       Pipeline Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.56                   Enron Valkyrie, LLC   Enron Corp. - 95%      (167,036,581)    (167,036,582)               -         (16,294)
                                             Enron Diversified
                                             Investments Corp.
                                             - 5%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.56.1                 Valhalla GmbH         100%                   (167,090,806)    (167,090,806)               -         (62,122)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.56.1.1               Rheingold GmbH        100%                   (167,042,548)    (167,042,547)               -    (139,950,986)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.57                   Enron Ventures Corp.  100%                   (186,574,806)    (186,574,806)               -     (64,152,854)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.57.1                 Enron Methanol        100%                    (50,808,445)     (50,808,447)               -     (12,863,432)
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.57.2                 JSB Asset, L.L.C.     Enron Ventures          (25,017,216)     (23,942,857)               -     (47,107,792)
                                             Corp.- 0.01%
                                             Class A Member
                                             LAB Trust - Class
                                             B Member - 99.99%
                                             (non-voting)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.57.3                 LAB Trust             100%                    (23,940,463)     (23,940,463)               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.58                   Enron WarpSpeed       100%                     (6,172,454)      (6,172,454)               -         (39,000)
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59                   EOC Preferred,        100%                   3,102,090,537    2,778,548,321               -    (263,188,452)
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.1                 Enron Gathering       100%                         139,162                -               -                -
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.2                 Enron Liquid          100%                      35,213,491       35,213,490               -         (29,929)
                       Services Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.2.1               Enron Processing      100%                       (829,943)        (829,942)               -          (9,948)
                       Properties, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.3.                Enron Permian         100%                               -                -               -                -
                       Gathering Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.4                 Enron                 100%                   4,553,956,693    3,054,165,411               -    (422,462,241)
                       Transportation
                       Services, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.4.1               Enron Alligator       100%                       (919,692)        (919,692)               -          (1,000)
                       Alley Pipeline
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.4.2               Enron Asset           100%                     (3,491,883)      (3,491,880)               -      (2,753,476)
                       Management
                       Resources, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.4.3               Enron Machine and     100%                        (73,990)         (73,990)               -         (48,205)
                       Mechanical
                       Services, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.4.4               Enron Operations      100%                     (2,053,931)      (2,053,930)               -     (23,778,307)
                       Services, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.4.5               Enron Pipeline        100%                       (113,868)        (113,865)               -      (1,207,489)
                       Services Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.59.4.6               Transwestern          100%                               -                -               -    (126,501,316)
                       Gathering Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.60.                  ES Power 1 LLC        Enron Corp. -            291,655,224  Unconsolidated                -                -
                                             0.01% Class A                         (a)
                                             Member
                                             ESP 1 Interest
                                             Owner Trust -
                                             99.99% Class B
                                             Member
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.61                   ES Power 2 LLC        100%                      15,358,511  Unconsolidated                -         (10,000)
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.62                   ES Power 3 LLC        Enron Corp. -            211,601,211  Unconsolidated                -                -
                                             0.025% Class A                        (a)
                                             Member
                                             ES Power I LLC -
                                             99.975% Class B
                                             Member -
                                             Non-voting
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.62.1                 Enron Dutch           100%                     140,888,441  Unconsolidated                -     (11,667,250)
                       Holdings B.V.                                               (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.62.1.1               Enron Dutch           Enron Europe                (11,645)  Unconsolidated                -                -
                       Investment            L.L.C. - 0.01%                        (a)
                                             Enron Dutch
                                             Holdings B.V.-
                                             99.9%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.62.1.2               Sarlux S.R.L.         Saras S.p.A.                       -                -               -                -
                                             Raffinerie Sarde
                                             - 55%
                                             Enron Dutch
                                             Holdings B.V. -
                                             45%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.63                   Gulf Company Ltd.     100%                      39,660,145       39,660,146               -      (2,849,626)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.64                   LOA, Inc.             100%                   (374,647,917)    (294,253,150)               -    (540,280,191)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.64.1                 Enron ACS, Inc.       100%                     (1,489,276)      (1,489,276)               -         (55,117)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.64.2                 Enron Industrial      100%                    (75,889,362)     (75,889,361)               -     (80,191,111)
                       Natural Gas Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.64.3                 Intratex Gas Company  100%                   (307,017,331)    (307,017,331)               -        (906,871)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.64.4                 Panhandle Gas         100%                         917,447          917,448               -        (984,399)
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.65.                  Maliseet              DB Investment                920,706       24,371,300               -      (1,232,847)
                       Properties, Inc.      Resources (US)
                                             Corporation -
                                             Common Equity
                                             Enron Corp. -
                                             Series A
                                             Preferred Equity
                                             Enron Corp. and
                                             various
                                             individuals -
                                             Series B
                                             Preferred Equity
                                             (non-voting)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.66                   Nikita, L.L.C.        Enron Corp. - 50%                  -                -               -                -
                                             Managing Member
                                             EOTT Energy Corp.
                                             - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.66.1                 Timber I, L.L.C.      100%                      73,808,086  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.67                   Nowa Sarzyna          100%                      22,189,176       29,000,870               -        (263,281)
                       Holding B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.68                   Organizational        Enron Corp. -            831,752,904    1,445,002,588               -      (1,113,754)
                       Partner, Inc.         100% Common
                                             Potomac Capital
                                             Investment
                                             Corporation -
                                             Series A Preferred
                                             EN-BT Delaware,
                                             Inc. - Series B
                                             Preferred
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.69                   PBOG Corp.            100%                        (28,326)         (28,326)               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.70.                  Portland General      100%                   1,272,565,159    1,351,858,918       1,500,001     (24,685,556)
                       Electric Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.70.1                 Integrated Utility    100%                         125,718          125,718               -                -
                       Solutions, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.70.2                 Portland General      100%                      11,241,484       11,241,484               -          (1,614)
                       Resource
                       Development, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.70.3                 Portland General      100%                           1,000            1,000               -                -
                       Transport Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.70.4                 Salmon Springs        100%                          10,652           10,652               -                -
                       Hospitality Group,
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.70.5                 121 SW Salmon         100%                         133,623           43,646               -                -
                       Street Corporation
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.70.5.1               World Trade Center    100%                         240,020          329,999               -                -
                       Northwest
                       Corporation
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.71                   Portland Transition   100%                               -                -               -                -
                       Company, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.72                   Portland General      100%                    (68,659,072)       87,431,709               -      (7,162,311)
                       Holdings, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.72.1                 PGH II, Inc.          100%                    (14,577,084)     (14,576,129)               -     (16,582,098)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.72.1.2               Portland General      100%                     (5,561,999)      (5,561,941)               -      (6,166,694)
                       Distribution, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.72.1.2.1             Portland Energy       PGH II, Inc. - 99%       (4,881,571)      (4,882,549)               -      (4,862,256)
                       Solutions Company     Portland General
                       LLC                   Distribution, LLC
                                             - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.72.2                 PGH Leasing, LLC      100%                    (69,706,563)     (69,706,563)               -    (156,005,946)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.72.2.1               Oneida Leasing,       100%                      86,299,383       86,299,383               -             (10)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.73                   RMS Management, LLC   100%                           4,596            4,596               -              (6)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.73.1                 AES Holdings, LP      RMS Management,           11,687,229  Unconsolidated                -     (73,773,226)
                                             LLC - 0.01% GP                        (a)
                                             Anhinga, L.P.-
                                             99.99% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.73.1.1               Advanced Mobile       AES Holdings, LP           3,648,847  Unconsolidated                -                -
                       Power Systems, LLC    - 85%                                 (a)
                                             Dispersed Power
                                             LLC - 15%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.74                   Caribe Verde (SJG)    100%                    (20,951,635)     (20,952,612)               -      (2,345,919)
                       Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.75.                  Seminole Capital      Enron Corp. -            231,281,252      229,781,250               -        (909,455)
                       LLC                   99.8%
                                             The Lucelia
                                             Foundation - 0.02%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.75.1                 Cheyenne Finance      100%                     232,438,123      232,438,122               -          (1,569)
                       S.a.r.l.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.75.1.1               Enron Capital         100%                      34,926,344       34,926,344               -     (11,015,628)
                       Ventures, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.75.1.1.1             EBS Ventures, L.L.C.  100%                      37,914,560       37,386,886               -     (15,303,558)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.75.1.1.1.1           EBS Braveheart,       100%                               -                -               -                -
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.75.1.1.1.2           JJB-1 Asset, L.L.C.   100%                       1,130,667           28,591               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.75.1.1.1.3           JJB-II Asset, L.L.C.  100%                         567,171        (341,776)               -                -
--------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.76                   Sequoia Financial     100%                 (1,310,403,138)  (1,312,403,138)               -  (3,318,414,116)
                       Assets, LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.77                   Shelby Ltd.           100%                         (7,341)          (7,341)               -          (8,341)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78                   Smith Street Land     100%                 (1,228,882,244)  (1,339,495,593)               -     (51,262,443)
                       Company
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1                 Enron Renewable       100%                   (303,238,077)    (303,238,082)               -        (951,507)
                       Energy Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.1               Enron Solar Energy,   100%                      31,502,258       31,502,257               -            (715)
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2               Enron Wind LLC        100%                   (342,465,363)    (342,465,363)               -        (470,126)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1             Enron Wind Domestic   100%                     (7,186,344)      (7,186,344)               -                -
                       Holding LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1           Enron Wind            100%                         895,620          895,619               -                -
                       Development LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.1         Enron Wind Lake       100%                       (318,297)        (318,297)               -         (49,372)
                       Benton LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.2         Green Power           100%                     (1,860,000)      (2,024,860)               -        (852,559)
                       Partners I LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.3         Enron Wind Lake       100%                       (192,602)        (192,602)               -      (6,809,719)
                       Benton II LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.4         Enron Wind Storm      100%                     (3,526,488)      (3,526,489)               -         (52,954)
                       Lake I LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.5         Enron Wind Storm      100%                       (146,879)        (146,879)               -         (30,264)
                       Lake II LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.6         Zond Iowa             100%                           (800)            (800)               -                -
                       Development LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.7         Zond Palm Springs     100%                               -                -               -                -
                       Development LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.7.1       Palm Springs Wind     Zond Palm Springs                  -                -               -                -
                       Developers            Development LLC -
                                             50%
                                             U.S. Windtricity,
                                             Inc. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.8         Enron Wind Cabazon    100%                     (1,537,139)  Unconsolidated                -                -
                       Funding LLC                                                 (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.8.1       Cabazon Holdings LLC  100%                      57,473,820  Unconsolidated                -        (820,615)
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.8.1.1     Enron Wind Cabazon    100%                       1,373,233  Unconsolidated                -         (14,177)
                       LLC                                                         (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.8.1.2     Cabazon Power         100%                       (561,346)  Unconsolidated                -        (713,137)
                       Partners LLC                                                (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.1.9         Victory Garden        100%                       6,914,944  Unconsolidated                -        (195,486)
                       Power Partners I LLC                                        (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2           Enron Wind Systems,   100%                     (7,521,715)      (8,081,163)               -      (1,515,757)
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.1         Enron Wind Overseas   100%                            (89)                -               -             (89)
                       Development Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.1.1       Enron Wind Overseas   100%                               -                -               -                -
                       Development
                       Limited, Spanish
                       Branch
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.1.2       Enron Wind Ireland    100%                               -                -               -                -
                       Limited
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.2         Mesa Wind             Enron Wind                 1,674,841  Unconsolidated                -                -
                       Developers            Systems, LLC - 50%                    (a)
                                             PanAero
                                             California
                                             Limited - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.3         Painted Hills Wind    Enron Wind               (3,634,102)  Unconsolidated                -                -
                       Developers            Systems, LLC - 50%                    (a)
                                             Energy Unlimited,
                                             Inc. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.5         Zond Mesa-VGIV LLC    100%                          19,203           19,203               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.5.1       Zond Construction     100%                           (919)                -               -                -
                       LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.5.1.1     Mesa Construction     Zond Construction          5,888,577  Unconsolidated                -                -
                       Company               LLC - 50%                             (a)
                                             PanAero Omega,
                                             Ltd. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.5.2       Zond Construction     100%                           (735)                -               -                -
                       II LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.5.2.1     Mesa Construction     Zond Construction          1,813,422  Unconsolidated                -                -
                       Company II            LLC - 50%                             (a)
                                             PanAero Alpha,
                                             Ltd. - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.6         Zond Pacific, LLC     100%                       (554,121)        (554,120)               -         (30,846)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.7         Zond Windsystem       General Partners:          3,329,039        (855,060)               -      (1,850,592)
                       Energy Associates     Zond Windsystems
                       III                   Operating LLC -
                                             0%
                                             Enron Wind
                                             Systems, LLC -
                                             12.95%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.8         Zond Windsystem       General Partners:          (308,337)        (135,728)               -                -
                       Energy Associates     Zond Windsystems
                       IV                    Operating LLC -
                                             0%
                                             Enron Wind
                                             Systems, LLC -
                                             12.96%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.9         Zond Windsystem       General Partners:          (911,032)            (972)               -                -
                       Energy Associates     Zond Windsystems
                       IX                    Operating LLC -
                                             0%
                                             Enron Wind
                                             Systems, LLC -
                                             6.25%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.10        Zond Windsystem       General Partners:          (375,215)        (135,053)               -                -
                       Energy Associates     Zond Windsystems
                       VII                   Operating LLC -
                                             0%
                                             Enron Wind
                                             Systems, LLC -
                                             1.39%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.12        Zond Windsystem       General Partners:        (2,237,109)            (779)               -                -
                       Energy Associates X   Zond Windsystems
                                             Operating LLC -
                                             0%
                                             Enron Wind
                                             Systems, LLC -
                                             18.90%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.13        Zond Windsystem       General Partners:            (9,129)             (61)               -                -
                       Energy Associates     Zond Windsystems
                       XI                    Operating LLC -
                                             0%
                                             Enron Wind
                                             Systems, LLC -
                                             23.80%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.14        Zond Windsystem       General Partners:           (78,133)         (22,166)               -                -
                       Energy Associates     Zond Windsystems
                       XII                   Operating LLC -
                                             0%
                                             Enron Wind
                                             Systems, LLC -
                                             4.7%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.15        Zond Windsystem       General Partners:           (52,532)                -               -                -
                       Energy Associates V   Zond Windsystems
                                             Operating LLC -
                                             0%
                                             Enron Wind
                                             Systems, LLC -
                                             0.30%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.16        Zond Windsystems      100%                         (1,365)          (1,365)               -                -
                       Management LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.16.1      Zond-PanAero          General Partner:         (4,519,080)  Unconsolidated(a)             -          (2,373)
                       Windsystems           Zond Windsystems
                       Partners I            Management LLC -
                                             0.499765%
                                             Limited Partners:
                                             Enron Wind
                                             Systems, LLC -
                                             0.500065%
                                             Other Limited
                                             Partners:
                                             99.000170%
                                             Special Limited
                                             Partner: Dean
                                             Witter Reynolds,
                                             Inc. - 0.000000%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.17        Zond Windsystems      100%                         (1,225)          (1,225)               -                -
                       Management II LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.17.1      Zond-PanAero          General Partner:         (1,556,134)  Unconsolidated                -                -
                       Windsystems           Zond Windsystems                      (a)
                       Partners II           Management II LLC
                                             - 0.799447%
                                             Limited Partners:
                                             Enron Wind
                                             Systems, LLC -
                                             0.650157%
                                             Other Limited
                                             Partners:98.550396%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.18        Zond Windsystems      100%                               -                -               -                -
                       Management III LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.18.1      Zond Windsystem       General Partner:         (6,428,409)                3               -        (242,078)
                       Partners, Ltd.        Zond Windsystems
                       Series 85 -A          Management III
                                             LLC - 1.000045%
                                             Limited Partners:
                                             Enron Wind
                                             Systems, LLC -
                                             0.000600%
                                             Other Limited
                                             Partners:
                                             98.999355%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.18.1.1    Sagebrush Partner     100%                         (1,600)  Unconsolidated                -                -
                       Seventeen, Inc.                                             (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.19        Zond Windsystems      100%                        (18,845)         (18,845)               -                -
                       Management IV LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.19.1      Zond Windsystem       General Partner:         (4,898,152)  Unconsolidated                -        (648,284)
                       Partners, Ltd.        Zond Windsystems                      (a)
                       Series 85 -B          Management IV LLC
                                             - 1.111239%
                                             Limited Partners:
                                             Enron Wind
                                             Systems, LLC -
                                             0.000400%
                                             Other Limited
                                             Partners:
                                             98.888361%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.19.1.1    Sagebrush Partner     100%                         (1,600)  Unconsolidated                -                -
                       Eighteen, Inc.                                              (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.20        Zond Windsystems      100%                               -                -               -                -
                       Management V LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.20.1      Zond Windsystem       General Partner:         (3,995,426)  Unconsolidated                -                -
                       Partners, Ltd.        Zond Windsystems                      (a)
                       Series 85 -C          Management V LLC
                                             - 1.272597%
                                             Limited Partners:
                                             Enron Wind
                                             Systems, LLC -
                                             0.000500%
                                             Other Limited
                                             Partners:
                                             98.726903%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.21        Zond Windsystems      100%                               -                -               -                -
                       Operating LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.22        Sky River LLC         100%                      11,093,169  Unconsolidated                -         (79,041)
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.23        Victory Garden LLC    100%                       1,697,882  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.24        ZWHC LLC              100%                       2,959,002  Unconsolidated                -        (318,065)
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.1.2.24.1      Sagebrush Partner     100%                           (800)  Unconsolidated                -                -
                       Twenty, LLC                                                 (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2             Enron Wind            100%                       (616,978)        (616,978)               -                -
                       International
                       Holding LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.1           Enron Wind Cayman     100%                          69,016           69,016               -                -
                       Holding Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.1.1         Enron Wind Cayman     100%                               -                -               -                -
                       Holding Honduras,
                       Ltd.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.1.2         Zond Cayman           100%                               -                -               -                -
                       Corporation
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.1.3         Zond Honduras LLC     100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.1.3.1       Honduras Power        Zond Honduras LLC                  -                -               -                -
                       Partners S. de R.L.   - 50%
                       de C.V.               Zond Power
                                             Partners of
                                             Honduras LLC - 50%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.1.4         Zond Power Partners   100%                               -                -               -                -
                       of Honduras LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.2           Enron Wind de         100%                               -                -               -                -
                       Espana, SL
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.3           Enron Wind            100%                     (3,194,175)      (3,194,175)               -                -
                       Development
                       Holdings B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.3.1         Enron Wind Hellas     100%                               -                -               -                -
                       Construction
                       Management S.A.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.3.2         Enron Wind Hellas     100%                               -                -               -                -
                       Service S.A.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.4           Eoloelectrica Zond    Enron Wind                         -                -               -                -
                       de Honduras S.A. de   International
                       C.V.                  Holding LLC - 75%
                                             Consultores Y
                                             Planificadores,
                                             S.A.- 19.8%
                                             Matute Z, Miguel
                                             Angel - 5%
                                             Rodriguez, Adan
                                             Lopez - 0.1%
                                             de Jesus Puerto,
                                             Humberto - 0.01%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.5           Zond Chile S.A.       Enron Wind                    10,106           10,183               -                -
                                             International
                                             Holding LLC - 99%
                                             James G.P.
                                             Dehlsen - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.2.6           Enron Wind Expat LLC  100%                               -                -               -                -
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3             Enron Wind            100%                   (189,110,894)    (189,110,894)               -                -
                       Technology LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1           Enron Wind Corp.      100%                          40,909           39,495               -                -
                       Holdings B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.1         Enron Wind Denmark    100%                               -                -               -                -
                       ApS
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.2         Enron Wind Holding    100%                               -                -               -                -
                       GmbH
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.2.1       Enron Wind GmbH       100%                     102,498,041       49,756,376               -    (133,467,288)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.2.2       Enron Wind Service    100%                               -                -               -                -
                       GmbH
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.3         Enron Wind Nat        100%                               -                -               -                -
                       Sverige AB
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.4         Enron Wind Rotor      100%                               -                -               -                -
                       Production B.V.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.5         Enron Wind Sverige    100%                        (11,260)          (9,682)               -                -
                       AB
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.6         Tacke Energie         100%                               -                -               -                -
                       Eolica, S.L.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.7         Tacke Wind Energy     Enron Wind Rotor                   -                -               -                -
                       India Private         Production B.V. -
                       Limited               1%
                                             Enron Wind Corp.
                                             Holdings B.V. -
                                             99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.7.1       Gurukripa Windfarms   Tacke Wind Energy                  -                -               -                -
                       Developers Private    India Private
                       Limited               Limited - 99%
                                             Chandran Bhaskar
                                             - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.7.2       Jaishree Windfarms    Tacke Wind Energy                  -                -               -                -
                       Developers Private    India Private
                       Limited               Limited - 99%
                                             Chandran Bhaskar
                                             - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.7.3       Krishna Windfarms     Tacke Wind Energy                  -                -               -                -
                       Developers Private    India Private
                       Limited               Limited - 99%
                                             Chandran Bhaskar
                                             - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.7.4       Shivam Windfarms      Tacke Wind Energy                  -                -               -                -
                       Developers Private    India Private
                       Limited               Limited - 99%
                                             Chandran Bhaskar
                                             - 1%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.1.8         Vindkraftbolaget      100%                               -                -               -                -
                       Utgrunden AB
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------


Exhibit F, Schedule 1(b)



Exhibit F, Schedule 1(b)

---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
                                             ALL OWNERSHIP
                                             INTERESTS IF LESS                                       Entity Other
                                             THAN 100% SINGLE     Entity Common      Total Parent     Securities        Entity
      Order            Entity Name           OWNER                 Stock Equity       Investment        Equity      Unsecured Debt
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.2           Enron Wind Energy     100%                   (189,110,095)    (189,110,094)               -        (226,610)
                       Systems LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.2.1         Enron Wind            100%                   (115,548,545)    (115,548,546)               -            (736)
                       Constructors LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.2.1.1       Zond Constructors     100%                           (800)            (800)               -                -
                       II LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.2.1.1.1     Zond Minnesota        Enron Wind              (41,570,667)     (41,570,668)               -        (320,190)
                       Construction          Constructors LLC
                       Company LLC           - 1%
                                             Zond Constructors
                                             II LLC - 99%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.2.2         Enron Wind            100%                    (17,255,092)     (17,255,092)               -            (644)
                       Maintenance LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.2.2.1       Zond Victory Garden   100%                           (800)            (800)               -                -
                       Phase IV
                       Maintenance LLC
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.3.2.3         Zond International    100%                               -                -               -                -
                       Sales Corp.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.4             IWECO S.A.            Enron Wind LLC-                    -                -               -                -
                       (Interwind Aeolian    80%
                       Energy Corporation    Zephyr
                       S.A.)                 International
                                             Development Group
                                             - 20%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.4.1           Iweco Agios           IWECO S.A. -                       -                -               -                -
                       Nikolias S.A.         99.99%
                                             K. J.
                                             Papamichalopoulos
                                             - 0.01%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.78.1.2.4.2           Iweco Neapoli         IWECO S.A. -                       -                -               -                -
                       Lakonias S.A.         99.99%
                                             K. J.
                                             Papamichalopoulos
                                             - 0.01%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.79                   TerraCo, LLC          100%                     (1,771,338)      (1,771,339)               -      (2,224,398)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.80.                  Yellowknife           100%                     397,321,307      397,321,308               -     (14,573,281)
                       Investors, Inc.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.80.1                 Marengo, L.P.         Yellowknife              412,066,567      412,066,567               -                -
                                             Investors, Inc.-
                                             50% GP
                                             Nahanni Investors
                                             L.L.C. - 50% LP
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.80.1.1               Klondike River        100%                     412,066,567      412,066,567               -     (42,600,000)
                       Assets, L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.80.1.2               Yukon River Assets,   100%                               -                -               -                -
                       L.L.C.
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.81                   Yosemite Securities   Enron Corp.- 5%           34,079,721  Unconsolidated                -                -
                       Company, Ltd.         Fleet National                        (a)
                                             Bank - 50%
                                             SE Raptor L.P.-
                                             45%
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.82                   Enron Foundation      100%                        (53,395)  Unconsolidated                -                -
                                                                                   (a)
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.83                   Enron Capital Trust   100% Beneficial                    -                -               -                -
                       III                   Ownership
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------
1.84                   Preferred Voting      100% Beneficial                    1                1               -  (1,023,999,999)
                       Trust                 Ownership
---------------------- --------------------- ------------------- ----------------- ---------------- --------------- ----------------